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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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SUPERGEN, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPERGEN, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 12, 2008

To the Stockholders:

        Notice is hereby given that the Annual Meeting of Stockholders of SuperGen, Inc., a Delaware corporation (the "Company"), will be held on Thursday, June 12, 2008 at 2:00 p.m., local time, at the Company's principal executive office, 4140 Dublin Boulevard, Dublin, California 94568, for the following purposes:

  1.
  To elect six directors to serve for the ensuing year and until their successors are duly elected and qualified.

  2.
  To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2008.

  3.
  To approve an amendment to the Company's 2003 Stock Plan increasing the number of shares of common stock authorized for issuance by 2,000,000 shares for a total of 7,500,000 shares reserved under the Plan.

  4.
  To approve the adoption of the 2008 Employee Stock Purchase Plan and the reservation of 250,000 shares of common stock for issuance thereunder.

  We are not aware of any other business to come before the annual meeting.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only holders of record of the Company's common stock at the close of business on April 21, 2008, the record date, are entitled to notice of and to vote at the annual meeting.

        All stockholders are cordially invited to attend the annual meeting in person. However, to ensure your representation at the annual meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-paid envelope enclosed for that purpose. Any stockholder attending the annual meeting may vote in person even if he or she has returned a proxy.

/s/ JAMES S.J. MANUSO, PH.D. President, Chief Executive Officer and Director

Dublin, California
April 29, 2008

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE

SUPERGEN, INC.

PROXY STATEMENT
FOR
2008 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

        This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of SuperGen, Inc. ("we," "SuperGen," or the "Company") for use at the Annual Meeting of Stockholders to be held on Thursday, June 12, 2008 at 2:00 p.m., local time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The annual meeting will be held at the Company's principal executive office, 4140 Dublin Boulevard, Dublin, California 94568. The telephone number at that location is (925) 560-0100.

        The proxy solicitation materials, which include the Proxy Statement, Proxy Card, and the Company's 2007 Annual Report to Stockholders, were first mailed to all stockholders entitled to vote at the annual meeting on or about May 1, 2008.

Record Date

        Stockholders of record at the close of business on April 21, 2008 (the "Record Date") are entitled to notice of and to vote at the annual meeting. As of the Record Date, 57,520,094 shares of the Company's common stock were issued and outstanding. No shares of preferred stock were outstanding.

Revocability of Proxies

        Any proxy given under this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the annual meeting and voting in person.

Voting and Voting Procedures

        Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on by the stockholders. Stockholders do not have the right to cumulate votes. Votes cast in person or by proxy will be tabulated by BNY Mellon Shareowner Services, the Company's transfer agent.

        Upon the execution and return of the enclosed form of proxy, the shares represented thereby will be voted in accordance with the terms of the proxy, unless the proxy is revoked. If no directions are indicated in such proxy, the shares represented thereby will be voted as follows:

  (1)
  "FOR" the election of each of the Company's nominees as a director.

  (2)
  "FOR" ratification of the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2008.

  (3)
  "FOR" the approval of an amendment to the Company's 2003 Stock Plan increasing the number of shares of common stock authorized for issuance by 2,000,000 shares for a total of 7,500,000 shares reserved under the Plan.

  (4)
  "FOR" the approval of the adoption of the 2008 Employee Stock Purchase Plan.

Quorum; Abstentions; Broker Non-Votes

        A majority of the outstanding shares of common stock entitled to vote on the Record Date, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the annual meeting or any adjournments thereof. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the common stock present in person or represented by proxy at the annual meeting and "entitled to vote on the subject matter" (the "Votes Cast") with respect to such matter.

        Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. Neither abstentions nor broker "non-votes" affect the election of directors as the vote required is a plurality of the votes duly cast, which means that only affirmative votes will affect the outcome of the election. Broker "non-votes" are not deemed to be Votes Cast. As a result, while abstentions are deemed to be Votes Cast and will have the effect of votes in opposition of a given proposal, broker "non-votes" are not included in the tabulation of the voting results on issues requiring approval of a majority of the Votes Cast and, therefore, do not have the effect of votes in opposition in such tabulations.

        A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Costs of Solicitation of Proxies

        We will bear the costs of soliciting proxies. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone, letter, e-mail or facsimile.

Householding

        In an effort to reduce printing costs and postage fees, we have adopted the practice approved by the Securities and Exchange Commission ("SEC") called "householding." Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

        If you share an address with another stockholder and received only one set of proxy materials and would like to request a separate copy of these materials, please send your request to: Corporate Secretary, SuperGen, Inc., 4140 Dublin Boulevard, Suite 200, Dublin, California 94568, or visit our website at www.supergen.com. You may also contact us at the same address if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Deadline for Receipt of Stockholder Proposals

        Our stockholders may submit proposals that they believe should be voted upon at our next annual meeting or nominate persons for election to our Board. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), some stockholder proposals may be eligible for inclusion in the Proxy Statement for our 2009 annual meeting. Any such stockholder proposals must be submitted in writing to the attention of the Corporate Secretary, SuperGen, Inc., 4140 Dublin Boulevard, Suite 200, Dublin, California 94568, no later than 120 days prior to the first anniversary of the date on which notice of our 2008 annual meeting was mailed to stockholders. Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in the 2009 Proxy Statement.

        Alternatively, under our Bylaws, a nomination or a proposal for the 2009 annual meeting that the stockholder does not seek to include in our 2009 Proxy Statement pursuant to Rule 14a-8 may be submitted in writing to the Corporate Secretary, SuperGen, Inc., 4140 Dublin Boulevard, Suite 200, Dublin, California 94568, not less than 60 days prior to the first anniversary of the date on which notice of our 2008 annual meeting was mailed to stockholders. As described in our Bylaws, the stockholder submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder's ownership of our common stock. If a stockholder gives notice of such a proposal after the deadline computed in accordance with our Bylaws, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

        The SEC rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in our Proxy Statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2009 annual meeting is March 17, 2009 (45 calendar days prior to the first anniversary of the date on which notice of our 2008 annual meeting was mailed to stockholders). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, our proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the annual meeting.

CORPORATE GOVERNANCE AND OTHER MATTERS

Board Independence

        Our Board is the ultimate decision-making body of the Company, except with respect to those matters reserved for the approval of stockholders. The Board has reviewed the independence of each director and determined that all of our directors, other than Dr. James Manuso, are independent directors under the marketplace rules of the Nasdaq Stock Market. We have also determined that all directors serving as members of our Audit Committee, Compensation Committee, and Governance and Nominating Committee are independent under the marketplace rules of the Nasdaq Stock Market and the rules of the SEC.

Consideration of Stockholder Recommendations and Nominations

        The Governance and Nominating Committee of our Board will consider both recommendations and nominations from stockholders for candidates to our Board. A stockholder who desires to recommend a candidate for election to our Board should direct the recommendation in writing to the Corporate Secretary, SuperGen, Inc., 4140 Dublin Boulevard, Suite 200, Dublin, California 94568, and must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person's ownership of Company stock and amount of stock holdings. For a stockholder recommendation to be considered by the Governance and Nominating Committee as a potential candidate at an annual meeting, nominations must be received on or before the deadline for receipt of stockholder proposals.

        If, instead, a stockholder desires to nominate a person directly for election to our Board, the stockholder must follow the rules set forth by the SEC (see "Deadline for Receipt of Stockholder Proposals" above) and meet the deadlines and other requirements set forth in Section 3.17 of our Bylaws, including: (1) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (2) a representation that the stockholder is a holder of record of our stock or entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) a description of all arrangements or understandings between the stockholder, each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (4) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the Board; and (5) the consent of each nominee to serve as a director of the Company if so elected.

Identifying and Evaluating Nominees for Director

        The Governance and Nominating Committee uses the following procedures to identify and evaluate the individuals that it selects, or recommends that our Board select, as director nominees:

  •
  The Committee will review the qualifications of any candidates who have been properly recommended or nominated by stockholders, as well as those candidates who have been identified by management, individual members of our Board or, if the Committee determines, a search firm. Such review may, in the Committee's discretion, include a review solely of information provided to the Committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Committee deems proper.

  •
  The Committee will evaluate the performance and qualifications of individual members of our Board eligible for re-election at the annual meeting of stockholders.

  •
  The Committee will consider the suitability of each candidate, including the current members of our Board, in light of the current size and composition of our Board. In evaluating the suitability of the candidates, the Committee considers many factors, including, among other things, issues of character, judgment, independence, diversity, age, expertise, diversity of experience, length of service, other commitments and the like. The Committee evaluates such factors, among others, and considers each individual candidate in the context of the current perceived needs of our Board as a whole. While the Committee has not established specific minimum qualifications for director candidates, the Committee believes that candidates and nominees must reflect a board that is comprised of directors who (1) are predominately independent, (2) are of high integrity, (3) have qualifications that will increase overall Board effectiveness and (4) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.

  •
  After such review and consideration, the Committee selects, or recommends that our Board select, the slate of director nominees, either at a meeting of the Committee at which a quorum is present or by unanimous written consent of the Committee.

  •
  In evaluating and identifying candidates, the Committee has the authority to retain and terminate any third party search firm that is used to identify director candidates, and has the authority to approve the fees and retention terms of any search firm.

  •
  The Committee will endeavor to notify, or cause to be notified, all director candidates of its decision as to whether to nominate such individual for election to our Board.

Stockholder Communication with our Board of Directors

        Any stockholder may contact any of our directors by writing to them by mail c/o SuperGen, Inc., 4140 Dublin Boulevard, Suite 200, Dublin, California 94568.

        Any stockholder communications directed to our Board (other than concerns regarding questionable accounting or auditing matters directed to the Audit Committee or otherwise in accordance with our Financial Information Integrity Policy) will first go to our Corporate Secretary, who will log the date of receipt of the communication as well as (for non-confidential communications) the identity of the correspondent in our stockholder communications log.

        The Corporate Secretary will forward all such original stockholder communications to our Board for review.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics that applies to all directors, officers, and employees of the Company and its subsidiaries. A copy of the Code of Business Conduct and Ethics is available in the corporate governance section on our website at www.supergen.com.

Attendance by Board Members at the Annual Meeting of Stockholders

        It is the policy of our Board to encourage board members to attend the annual meeting of stockholders. Four members of our Board attended our 2007 Annual Meeting of Stockholders.

Board Meetings and Committees

        During the year ended December 31, 2007, the Board held four meetings, some of which were held telephonically. In addition, certain matters were approved by the Board or a committee of the Board by unanimous written consent. Each director is expected to attend each meeting of the Board of Directors and those committees on which he serves. During 2007, all of the directors attended 75% or more of the meetings of the Board and committees, if any, upon which such directors served.

        The Board currently has three standing committees: the Audit, Compensation, and Governance and Nominating committees. Each committee has a written charter that has been approved by our Board. The charters are available in the corporate governance section of our website at www.supergen.com.

        Audit Committee.    The members of the Audit Committee are Mr. Casamento, Mr. Girardi, and Mr. Lack. The Board has determined that each of the members of the Audit Committee is "independent," as defined under and required by the federal securities laws and the rules of the Nasdaq Stock Market, including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has determined that Mr. Casamento qualifies as an "audit committee financial expert" as that term is defined in Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended, and has the "financial sophistication" required under the rules of the Nasdaq Stock Market. The Audit Committee reviews and monitors the corporate financial reporting, internal controls and the internal and external audits of the Company, including, among other things, the audit and control functions, the results and scope of the annual audit and other services provided by the Company's independent auditors, and the Company's compliance with legal matters that have a significant impact on its financial reports. The Audit Committee meets independently with our independent auditors and our senior management and reviews the general scope of our accounting, financial reporting, annual audit and the results of the annual audit, interim financial statements, auditor independence issues, and the adequacy of the Audit Committee charter. The Audit Committee held six meetings during 2007. For more information regarding the functions performed by the Audit Committee, please see "Report of the Audit Committee of the Board of Directors," included in this Proxy Statement.

        Compensation Committee.    The Compensation Committee is currently composed of two independent directors, as defined in the applicable listing standards of the Nasdaq Stock Market:

Mr. Girardi and Mr. Lack. The Compensation Committee reviews the Company's executive compensation policy, including equity compensation for senior executives of the Company, and makes recommendations to the Board regarding such matters. The role of the Compensation Committee is described in greater detail under the section of this Proxy Statement entitled "Compensation Discussion and Analysis." The Compensation Committee held one meeting during 2007 and approved several matters by unanimous written consent.

        Governance and Nominating Committee.    The Governance and Nominating Committee is composed of Mr. Casamento, Mr. Girardi, Dr. Goldberg, Mr. Lack, and Dr. Young. All Committee members are independent, as defined in the applicable listing standards of the Nasdaq Stock Market. The purpose of this Committee is to assist the Board in meeting appropriate governance standards. To carry out this purpose, the Committee's role is to: (1) develop and recommend to the Board the governance principles applicable to the Company; (2) oversee the evaluation of the Board and management; (3) recommend to the Board director nominees for each committee; (4) assist the Board by identifying prospective director nominees and determine the director nominees for the next annual meeting of stockholders and (5) manage and oversee the recruitment of successor CEO candidates. The Governance and Nominating Committee held one meeting during 2007.

Director Compensation

        We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board.

        Cash Compensation.    In 2007, non-employee directors of the Company received cash compensation in accordance with the schedule noted below:

Annual Retainer	$10,000
Board Meeting attendance (In person)	3,500
Board Meeting attendance (Telephonically, lasting in excess of 30 minutes)	1,750
Committee Meeting attendance (In person)	1,750
Committee Meeting attendance (Telephonically, lasting in excess of 30 minutes)	1,000
Audit Committee Meeting, Chairman (In person)	2,250
Audit Committee Meeting, Chairman (Telephonically, lasting in excess of 30 minutes)	1,250

        In March 2008, the Board approved an increase in the annual cash retainer from $10,000 to $20,000, effective as of the date of the 2008 Annual Meeting of Stockholders. Directors are also reimbursed for all reasonable expenses incurred by them in attending Board and committee meetings.

        Stock Options.    We previously granted non-employee directors stock options pursuant to our 1996 Directors' Stock Option Plan ("Directors' Plan"). Under the Directors' Plan, each new non-employee director who joined the Board received an option to purchase 50,000 shares of our common stock. All options granted under the Directors' Plan vested as to 20% of the shares upon grant and as to 20% of the shares each year thereafter, provided that the non-employee director continues to serve as a director on such date. Each option has a term of ten years from the date of grant. The exercise price per share for all options granted under the Directors' Plan is 100% of the fair market value of our common stock on the date of grant. The Directors' Plan expired in 2006.

        In March 2007, the Board approved an annual grant, commencing in June 2007 and thereafter on the date of each annual meeting, of a stock option to each then-serving member of the Board, Audit Committee, and Compensation Committee, respectively, for their services on the Board and each such committee, to purchase 10,000 shares of our common stock under the 2003 Stock Plan. All options granted to committee members will vest as to 25% of the shares on the date of grant and as to 25% of the shares on each three-month anniversary of the date of grant. Each option will have a term of ten years from the date of grant. The exercise price per share for all options granted will be 100% of the fair market value of our common stock on the date of grant.

        In March 2008, the Board approved an amendment to all the options held by members of the Board to provide that (1) vesting of such options will accelerate in full in the event that, within twelve months following a change of control of the Company, the optionee's status as a director is involuntarily terminated, and (2) in such event the optionee will have the right to exercise such options within twelve months following the termination, or such lesser period as is the option term. The Board further intends that future stock options grants made to the directors also have these same provisions.

Director Summary Compensation Table for Fiscal Year Ended December 31, 2007

        The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2007.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Charles J. Casamento	34,500	—	61,583		—	—	—		96,083
Thomas V. Girardi	25,000	—	92,374		—	—	—		117,374
Allan R. Goldberg	24,000 —	— —	72,255 27,005	(2)	— —	— —	— 40,000	(3)	96,255 67,005
Walter J. Lack	26,250	—	92,374		—	—	—		118,624
Michael D. Young	24,000	—	24,696		—	—	—		48,696

(1)
Reflects the dollar amount recognized with respect to options held by the director for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with SFAS 123R, and as such includes amounts from awards granted in and prior to 2007. The full SFAS 123R grant date value (without regard to forfeiture assumptions) of options granted to each director in 2007 is noted below.

(2)
Represents SFAS 123R grant date fair value of stock option award as chairman of the Company's Scientific Advisory Board.

(3)
Represents cash fees paid as chairman of the Company's Scientific Advisory Board.

        The following table sets forth option grants to non-employee directors/committee members during 2007:

Name	Grant as Member of Board/Committee	Date of Grant		Number of Shares Underlying Options Granted	Exercise Price Per Share $(2)	Expiration Date	Grant Date Fair Value $(5)
Charles J. Casamento	Board Audit Committee	06/14/07 06/14/07	(1) (1)	10,000 10,000	5.89 5.89	06/14/17 06/14/17	33,834 33,834
Thomas V. Girardi	Board Audit Committee Compensation Committee	06/14/07 06/14/07 06/14/07	(1) (1) (1)	10,000 10,000 10,000	5.89 5.89 5.89	06/14/17 06/14/17 06/14/17	33,834 33,834 33,834
Allan R. Goldberg	Board (3)	06/14/07 09/17/07	(1) (4)	10,000 8,621	5.89 4.03	06/14/17 07/26/17	33,834 20,000
Walter J. Lack	Board Audit Committee Compensation Committee	06/14/07 06/14/07 06/14/07	(1) (1) (1)	10,000 10,000 10,000	5.89 5.89 5.89	06/14/17 06/14/17 06/14/17	33,834 33,834 33,834
Michael D. Young	Board	06/14/07	(1)	10,000	5.89	06/14/17	33,834

(1)
Option shares vest as to 25% of the shares on the date of the grant and as to 25% of the shares on each three-month anniversary thereafter.

(2)
The exercise price per share represents the fair market value on the date of grant as determined by the closing price of our common stock on the Nasdaq Global Market.

(3)
Grant to non-employee director as chairman of the Company's Scientific Advisory Board.

(4)
Option vests as to 1/12th of the shares on August 26, 2007 and at the end of each full month thereafter.

(5)
Reflects the grant date fair value of each equity award computed in accordance with SFAS 123R. The assumptions used in the valuation of these awards are set forth in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC on March 17, 2008. These amounts do not correspond to the actual value that could be realized by each director.

        As of December 31, 2007, each non-employee director had the following options to purchase shares of our common stock outstanding:

Name	Aggregate Number of Shares
Charles J. Casamento	172,500
Thomas V. Girardi	325,000
Allan R. Goldberg	95,010
Walter J. Lack	110,000
Michael D. Young	160,000

PROPOSAL ONE

ELECTION OF DIRECTORS

General

        Our Board is currently composed of six members. The directors are elected to serve one-year terms and until their respective successors are elected and qualified. The Board has nominated the persons set forth below for election as directors. All of the nominees are current directors of the Company. There are no family relationships among any of our directors or executive officers, including any of the nominees mentioned below. Unless otherwise instructed, the holders of proxies solicited by this Proxy Statement will vote the proxies received by them for such nominees. In the event that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxy holders will vote for a nominee designated by the present Board to fill the vacancy. We are not aware of any reason that any nominee will be unable or will decline to serve as a director.

Vote Required

        The six nominees receiving the highest number of affirmative votes of the shares entitled to be voted will be elected as directors of the Company. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under Delaware law.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED BELOW.

Information Regarding Nominees

Name	Age	Principal Occupation
James S.J. Manuso	59	President, Chief Executive Officer and Director of the Company
Charles J. Casamento(1)(3)	62	Executive Director and Principal, The Sage Group
Thomas V. Girardi(1)(2)(3)	68	Senior Partner, Girardi & Keese
Allan R. Goldberg(3)	66	Managing Partner, The Channel Group, LLC
Walter J. Lack(1)(2)(3)	60	Managing Partner, Engstrom, Lipscomb & Lack
Michael D. Young(3)	68	Chairman and Chief Scientific Officer, Strategic Healthcare Development LLC

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Governance and Nominating Committee

        James S.J. Manuso, Ph.D.    has served as our president and chief executive officer since January 1, 2004, as our chief executive officer-elect from September 2003 to December 2003 and as a director since February 2001. Dr. Manuso is co-founder and immediate past president and chief executive officer of Galenica Pharmaceuticals, Inc. Dr. Manuso co-founded and was general partner of PrimeTech Partners, a biotechnology venture management partnership, from 1998 to 2002, and managing general partner of The Channel Group LLC, an international life sciences corporate advisory firm. He was also president of Manuso, Alexander & Associates, Inc., management consultants and financial advisors to pharmaceutical and biotechnology companies. Dr. Manuso was a vice president and director of Health Care Planning and Development for The Equitable Companies (now Group Axa), where he also served as acting medical director. He currently serves on the boards of Merrion Pharmaceuticals Ltd. (MERR:IEX; Dublin, Ireland), Novelos Therapeutics, Inc. (NVLT:OB) and privately-held

KineMed, Inc. Previously, he served on the boards of Inflazyme Pharmaceuticals, Inc., Symbiontics, Inc., Quark Biotech, Inc., Galenica Pharmaceuticals, Inc., and Supratek Pharma, Inc. Dr. Manuso earned a B.A. with Honors in Economics and Chemistry from New York University, a Ph.D. in Experimental Psychophysiology from the Graduate Faculty of The New School University, a Certificate in Health Systems Management from Harvard Business School, and an Executive M.B.A. from Columbia Business School. Dr. Manuso is the author of over 30 chapters, articles and books on topics including health care cost containment and biotechnology company management. He has taught and lectured at Columbia, New York University, Georgetown, Polytechnic University, and Waseda University (Japan). He has delivered invited addresses at meetings of the American Management Association, the American Medical Association, the Securities Industry Association, the Biotechnology Industry Organization, and many other professional associations. Dr. Manuso previously served as vice president and a member of the Board of Trustees of the Greater San Francisco Bay Area Leukemia & Lymphoma Society.

        Charles J. Casamento has served as a director since September 2002. Mr. Casamento is currently Executive Director and Principal of The Sage Group, a healthcare advisory group specializing in mergers, acquisitions, and partnerships between biotechnology companies and pharmaceutical companies. Mr. Casamento was the president and CEO of Osteologix, Inc., a public biopharmaceutical company developing products for treating osteoporosis, from 2004 through 2007. From 1999 through 2004, he served as chairman of the board, president and CEO of Questcor Pharmaceuticals, Inc. Mr. Casamento formerly served as RiboGene, Inc.'s president, CEO and chairman of the board from 1993 through 1999 until it merged with Cypros to form Questcor. He was co-founder, president and CEO of Interneuron Pharmaceuticals, Inc., a biopharmaceutical company, from 1989 until 1993. Mr. Casamento has also held senior management positions at Genzyme Corporation, where he was senior vice president, pharmaceuticals and biochemicals; American Hospital Supply, where he was vice president of business development and strategic planning for the Critical Care Division; Johnson & Johnson, Hoffmann-LaRoche, Inc. and Sandoz Inc. Mr. Casamento also serves on the Boards of Directors of CORTEX Pharmaceuticals and VIVUS, Inc. He holds a bachelor's degree in Pharmacy from Fordham University and an M.B.A. from Iona College and is a licensed pharmacist in the states of New York and New Jersey.

        Thomas V. Girardi has served as a director since May 2000. Mr. Girardi is senior partner of Girardi & Keese, a law firm specializing in major business litigation, where he has worked since 1964. Mr. Girardi has served as national president and Los Angeles chapter president of the American Board of Trial Advocates, has also served as president of the International Academy of Trial Lawyers, an organization limited to 500 trial lawyers in America, 2005 to 2006 and is a member of the Inner Circle of Advocates, American Board of Professional Liability Lawyers, International Society of Barristers, and American Trial Lawyers Association. Mr. Girardi is also a member of the board of directors of Boyd Gaming, Inc. He received his B.S. from Loyola Marymount University, his J.D. from Loyola Law School and an L.L.M. from New York University.

        Allan R. Goldberg, Ph.D.    has served as a director since March 2005. Dr. Goldberg is a co-founder and currently serves as a managing partner of The Channel Group LLC (TCG), a global life sciences venture management and strategic advisory organization with expertise in business, financial, and commercial development. Prior to his affiliation with TCG, Dr. Goldberg co-founded PrimeTech Partners, a venture management partnership whose purpose was to create, finance and develop biomedical companies. From 1989 to 1997, Dr. Goldberg held various senior management positions including chief scientific officer, chairman and chief executive officer at Innovir Laboratories, Inc., a NASDAQ-listed biotechnology company he co-founded. He currently is a director and co-founder of ZyStor Therapeutics, Inc., a Milwaukee-based biotechnology company. In addition, he also is on the Board of Directors of LCT BioPharma Inc., the U.S. subsidiary of Living Cell Technologies Limited (ASX:LCT), and of Lesanne Life Sciences, LLC. Prior to Innovir, Dr. Goldberg was a professor of virology and a Richard King Mellon Foundation Fellow at The Rockefeller University from 1971 to 1989. Dr. Goldberg has served as a consultant to several large pharmaceutical companies as well as numerous private and public academic institutions. He earned a B.A. in English and Mathematics from Cornell University and a Ph.D. in Biochemistry/Biology from Princeton University, and was a postdoctoral fellow at Albert Einstein College of Medicine.

        Walter J. Lack has served as a director since February 2000. Mr. Lack is managing partner of Engstrom, Lipscomb & Lack, a Los Angeles, California law firm that he founded in 1974. Mr. Lack has acted as a special arbitrator for the Superior Court of the State of California since 1976 and for the American Arbitration Association since 1979. He is a member of the International Academy of Trial Lawyers and an Advocate of the American Board of Trial Advocates. He received his B.A. from Loyola Marymount University where he is a long standing member of the Board of Regents. He received his J.D. from Loyola Law School in Los Angeles.

        Michael D. Young, M.D., Ph.D.    has served as a director since September 2002. Dr. Young has more than 25 years of experience in the pharmaceutical industry, with significant management experience in the areas of clinical research and development, pre-clinical development and worldwide regulatory affairs. Prior to joining our board of directors, he served as development director, chief scientific officer, for London-based Celltech PLC, a leading European biotechnology company, where he was responsible for all research and strategic product development. During his tenure, Celltech developed five new products. Previously, Dr. Young was corporate director, worldwide regulatory and clinical development, for The Procter & Gamble Company. He has also held senior positions at SmithKline Beckman Corp., French Laboratories, Astra Pharmaceuticals and Delbay Pharmaceuticals (a joint-venture between Bayer and Schering Plough).

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        With authority granted by our Board, the Audit Committee has appointed Ernst & Young LLP as independent auditors of the Company to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2008, and recommends that the stockholders vote for ratification of such appointment.

        Ernst & Young has audited our financial statements since 1994. A representative of Ernst & Young is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

Principal Auditor Fees and Services

        The following table sets forth fees for services Ernst & Young provided during fiscal years 2007 and 2006:

	2007		2006
Audit fees(1)	$779,000		$753,000
Audit-related fees(2)	75,000		220,000
Tax fees	250,000	(3)	110,000

    (1)
    Represents fees for professional services provided in connection with the audit of our annual financial statements and internal controls, review of our quarterly financial statements, advice on accounting matters that arose during the audit, and audit services provided in connection with other statutory or regulatory filings.

    (2)
    Represents fees for accounting consultation services.

    (3)
    Represents $130,000 for preparation of federal and state consolidated tax returns and $120,000 for preparation of Section 382 tax limitation analysis.

        The Audit Committee has considered whether the non-audit services provided by Ernst & Young are compatible with maintaining the independence of Ernst & Young and has concluded that the independence of Ernst & Young is maintained and is not compromised by the services provided.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

        In accordance with its charter, the Audit Committee approves in advance all audit and non-audit services to be provided by Ernst & Young. During fiscal years 2007 and 2006, 100% of the services were pre-approved by the Audit Committee in accordance with this policy.

Vote Required

        Ratification of the appointment of Ernst & Young LLP as our independent auditors will require the affirmative vote of a majority of the outstanding shares of common stock represented, in person or by proxy, and entitled to vote on this proposal. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will not be counted as having been represented.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF APPOINTING ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

PROPOSAL THREE

APPROVAL OF AMENDMENT TO THE 2003 STOCK PLAN

General

        Our 2003 Stock Plan provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), as amended, and for the granting to employees, directors and consultants of nonstatutory stock options, stock purchase rights, restricted stock units or stock appreciation rights. The 2003 Plan was originally adopted by the Board in March 2003 and approved by the Company's stockholders in May 2003. Unless terminated sooner, the 2003 Stock Plan will terminate automatically in May 2013. In March 2005, the Board voted, and the stockholders approved, an increase in the number of shares authorized for issuance under the 2003 Stock Plan by an aggregate of 2,000,000 shares, bringing the total shares reserved for issuance under the 2003 Stock Plan to 5,500,000 shares.

        In March 2008, the Board voted to increase the number of shares authorized for issuance under the 2003 Stock Plan by an additional of 2,000,000 shares, bringing the total shares currently reserved for issuance under the 2003 Stock Plan to 7,500,000 shares. Proposal Three seeks stockholder approval of the increase in shares authorized under the 2003 Stock Plan. As of April 1, 2008 and after giving effect to the proposed 2,000,000 share increase, there were 3,089,686 shares available for future grant under the 2003 Stock Plan. Approval of this amendment to the 2003 Stock Plan also perfects the stockholder approval requirement of Section 422 of the Code.

        We believe that stock options play a key role in our ability to recruit, reward and retain executives and key employees. Companies like SuperGen have historically used stock options as an important part of recruitment and retention packages. We compete directly with other companies for experienced executives and other personnel and believe that we must be able to offer comparable packages to attract the caliber of individual necessary to our business.

Vote Required

        The affirmative vote of a majority of the outstanding shares of our common stock represented, in person or by proxy, and entitled to vote on this proposal will be required to approve the amendment to the 2003 Stock Plan. Abstentions will have the same effect as votes against this proposal. Broker non-votes will not be counted as having been represented.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 2003 STOCK PLAN.

        A copy of the revised 2003 Stock Plan is attached to this Proxy Statement as Appendix A. The essential provisions of the 2003 Stock Plan are outlined below.

Summary of the 2003 Stock Plan

        General.    The purposes of the 2003 Stock Plan are to help us attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors and consultants, including the employees, directors and consultants of any parent and subsidiary companies, and to promote the success of our business. Options granted under the 2003 Stock Plan may be either incentive stock options or nonstatutory stock options. Stock purchase rights, stock appreciation rights and restricted stock units may also be granted under the 2003 Stock Plan.

        Shares Available for Issuance.    Upon approval of this proposal by our stockholders, a total of 7,500,000 shares will be available for issuance under the 2003 Stock Plan, plus any shares subject to any outstanding options under our 1993 Stock Option Plan that would otherwise have been returned to the 1993 Plan as a result of termination of options or repurchase of shares issued under the 1993 Plan. Any shares subject to awards shall be counted against the shares available for issuance as one share for every share subject thereto.

        If an award expires or becomes unexercisable without having been exercised in full, or, with respect to restricted stock or restricted stock units, is forfeited to or repurchased us, the unpurchased shares (or for awards other than options and stock appreciation rights, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the 2003 Stock Plan. With respect to stock appreciation rights, only shares actually issued pursuant to a stock appreciation right shall cease to be available under the 2003 Stock Plan. Shares that have actually been issued under the 2003 Stock Plan under any award shall not be returned to the 2003 Stock Plan and shall not become available for future distribution under the 2003 Stock Plan; provided, however, that if shares of restricted stock or restricted stock units are repurchased by us at their original purchase price or are forfeited to us, such shares shall become available for future grant under the 2003 Stock Plan. Shares used to pay the exercise price of an option shall become available for future grant or sale under the 2003 Stock Plan. Shares used to satisfy tax withholding obligations shall become available for future grant or sale under the 2003 Stock Plan.

        Administration.    The 2003 Stock Plan may generally be administered by our Board or a committee appointed by the Board, referred to as the administrator. The administrator may make any determinations deemed necessary or advisable for the 2003 Stock Plan.

        Eligibility.    Nonstatutory stock options, stock purchase rights, stock appreciation rights and restricted stock units may be granted to our employees, directors and consultants and to employees, directors and consultants of any parent or subsidiary companies. Incentive stock options may be granted only to our employees and to employees of any parent or subsidiary companies. The administrator, in its discretion, selects which of our employees, directors and consultants to whom awards may be granted, the time or times at which such awards shall be granted, and the exercise price (if any) and number of shares subject to each such grant.

        No Repricing.    The 2003 Stock Plan prohibits option or stock appreciation right repricing, including by way of an exchange for another award, unless stockholder approval is obtained.

        Limitations.    Section 162(m) of the Internal Revenue Code (the "Code") places limits on the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with options and stock appreciation rights granted to such persons, the 2003 Stock Plan provides that no employee, director or consultant may be granted, in any fiscal year of ours, options and stock appreciation rights to purchase more than 1,000,000 shares of our Common Stock or restricted stock and restricted stock units covering more than 500,000 shares of our Common Stock. Notwithstanding this limit, however, in connection with such individual's initial service with the Company, such individual may be granted options and stock appreciation rights to purchase up to an additional 1,000,000 shares of our Common Stock or restricted stock or restricted stock units covering up to an additional 500,000 shares of our Common Stock.

        Terms and Conditions of Options.    Each option is evidenced by a stock option agreement between us and the optionee, and is subject to the following terms and conditions:

  (a)
  Exercise Price.    The administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option and a nonstatutory stock option intended to qualify as "performance based compensation" under Section 162(m) of the Code may not be less than 100% of the fair market value of our Common Stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to an at least 10% stockholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of our Common Stock is generally determined with reference to the closing sale price for our Common Stock (or the closing bid, if no sales were reported) on the date the option is granted.

  (b)
  Exercise of Option; Form of Consideration.    The administrator determines when options become exercisable, and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2003 Stock Plan permits payment to be made by cash, check, promissory note, other shares of our Common Stock (with some restrictions), cashless exercises, reduction in the amount of any liability we may have to a person receiving an option grant, any other form of consideration permitted by applicable law, or any combination thereof.

  (c)
  Term of Option.    The term of each option will be stated in the option agreement. The term of an incentive stock option may be no more than ten years from the date of grant; provided, however, that in the case of an incentive stock option granted to an at least 10% shareholder, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

  (d)
  Termination of Service.    If an optionee's service relationship with us terminates for any reason (excluding death or disability), then the optionee generally may exercise the option within three months of such termination to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). If an optionee's service relationship with us terminates due to the optionee's death or disability, the optionee or the optionee's personal representative, estate, or the person who acquires the right to exercise the option by bequest or inheritance, as the case may be, generally may exercise the option, to the extent the option was vested on the date of termination, within twelve months from the date of such termination.

  (e)
  Other Provisions.    The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2003 Stock Plan as may be determined by the administrator.

        Stock Purchase Rights.    In the case of stock purchase rights, unless the administrator determines otherwise, the restricted stock purchase agreement shall grant us a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with us for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to us. The repurchase option shall lapse at a rate determined by the administrator.

        Restricted Stock Units.    Awards of restricted stock units are shares that vest in accordance with terms and conditions established by the administrator.

        In determining whether an award of restricted stock units should be made, and/or the vesting schedule for any such award, the administrator may impose whatever conditions to vesting it determines to be appropriate. The number of restricted stock units paid out to the participant will depend on the extent to which the vesting criteria are met. The administrator may set vesting criteria based upon the achievement of Company-wide, business unit or individual goals, which may include continued employment or service, or any other basis determined by the administrator. Notwithstanding the foregoing, if the administrator desires that the award qualify as performance-based compensation under Internal Revenue Code Section 162(m), any restrictions will be based on a specified list of performance goals (see "Performance Goals" below for more information).

        Upon satisfying the applicable vesting criteria, the participant shall be entitled to the payout specified in the award agreement. Notwithstanding the foregoing, at any time after the grant of restricted stock units, the administrator may reduce or waive any vesting criteria that must be met to receive a payout. Restricted stock units shall only be paid out in shares of our Common Stock.

        Stock Appreciation Rights.    Stock appreciation rights are awards that grant the participant the right to receive an amount equal to (1) the number of shares exercised, times (2) the amount by which our stock price exceeds the exercise price. The exercise price will be set on the date of grant, but can vary in accordance with a predetermined formula. An individual will be able to profit from a stock appreciation right only if the fair market value of the stock increases above the exercise price. Our obligation arising upon the exercise of a stock appreciation right may only be paid in shares of our Common Stock.

        The administrator determines the terms of stock appreciation rights. However, a stock appreciation right may not be granted with an exercise price below 100% of the fair market value of the underlying stock. Moreover, a stock appreciation right will expire no later than ten years after the date of grant.

        Performance Goals.    Under Section 162(m) of the Code, the annual compensation paid to our chief executive officer and to each of our other four most highly compensated executive officers may not be deductible to the extent it exceeds $1 million. However, we are able to preserve the deductibility of compensation in excess of $1 million if the conditions of Section 162(m) are met. These conditions include stockholder approval of the material terms of the 2003 Stock Plan, setting limits on the number of awards that any individual may receive and for awards other than options and stock appreciation rights, establishing performance criteria that must be met before the award actually will vest or be paid.

        We have designed the 2003 Stock Plan so that it permits us to pay compensation that qualifies as performance-based under Section 162(m). Thus, the administrator (in its discretion) may make performance goals applicable to a participant with respect to an award. At the administrator's discretion, one or more of the following performance goals may apply (all of which are defined in the 2003 Stock Plan): annual revenue, cash position, earnings per share, net income, operating cash flow, operating income, return on assets, return on equity, return on sales, and total stockholder return.

        The administrator will automatically adjust any evaluation of performance under a performance goal to exclude (i) any extraordinary non-recurring items, or (ii) the effect of any changes in accounting principles affecting the Company's or a business units' reported results.

        Non-Transferability of Awards.    Unless determined otherwise by the administrator, an award granted under the 2003 Stock Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an award granted under the 2003 Stock Plan transferable, transferable, it may only be transferable for no consideration to transferees permitted pursuant to the Securities & Exchange Commission's General Instructions to the Form S-8 Registration Statement and such award shall contain such additional terms and conditions as the administrator deems appropriate.

        Adjustments Upon Changes in Capitalization.    In the event our Common Stock changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2003 Stock Plan, the number of shares that may be granted to a participant in any year and in connection with a participant's initial employment with us, the number and class of shares of stock subject to any award outstanding under the 2003 Stock Plan, and the exercise price, if any, of any such award.

        In the event of a liquidation or dissolution, the administrator may, in its sole discretion, provide that each participant shall have the right to exercise all or any part of his or her the option or stock appreciation right until ten days prior to the date of liquidation or dissolution, including shares as to which the option or stock appreciation right would not otherwise be exercisable. Additionally, the administrator may provide that any forfeiture or repurchase rights applicable to any other awards shall fully lapse, or provide for the full vesting of any other awards.

        In connection with our merger with or into another corporation or our "change of control," as defined in the 2003 Stock Plan, each outstanding award shall be assumed or an equivalent award substituted by the successor corporation. If the successor corporation refuses to assume the awards or to substitute substantially similar awards, the participant shall fully vest in such awards and any forfeiture or repurchase rights relating to such awards shall fully lapse. In such event, the administrator shall notify the participant that the option or stock appreciation right is fully exercisable for fifteen days from the date of such notice and that the option or stock appreciation right terminates upon expiration of such period.

        Amendment and Termination of the Plan.    Our Board may amend, alter, suspend or terminate the 2003 Stock Plan, or any part thereof, at any time and for any reason. However, we will obtain stockholder approval for any amendment to the 2003 Stock Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or stockholders may impair any option or stock purchase right previously granted under the 2003 Stock Plan without the written consent of the optionee. Unless terminated earlier, the 2003 Stock Plan shall terminate ten years from the date the 2003 Stock Plan was adopted by our Board.

Federal Income Tax Consequences

        The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and SuperGen of awards granted under the 2003 Stock Plan. Tax consequences for any particular individual may be different

        Incentive Stock Options.    No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options). If the optionee exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the optionee exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

        Nonstatutory Stock Options.    No taxable income is reportable when a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to an optionee. Upon exercise, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

        As a result of Section 409A of the Code and the Treasury regulations promulgated thereunder ("Section 409A"), however, nonstatutory stock options and stock appreciation rights granted with an exercise price below the fair market value of the underlying stock or with a deferral feature may be taxable to the recipient in the year of vesting in an amount equal to the difference between the then fair market value of the underlying stock and the exercise price of such awards and may be subject to an additional 20% federal income tax plus penalties and interest. In addition, certain states, such as California, have adopted similar tax provisions.

        Stock Purchase Rights.    Generally, no income will be recognized by a purchaser in connection with the grant of a stock purchase right or the exercise of the right for unvested stock, unless an election under Section 83(b) of the Code is filed with the Internal Revenue Service within thirty days of the date of exercise of the stock purchase right. Otherwise, as our repurchase option lapses, the purchaser will recognize compensation income in an amount equal to the difference between the fair market value of the stock at the time our repurchase option lapses and the amount paid for the stock, if any. Upon the purchaser's disposition of the shares, any gain or loss is treated as capital gain or loss. If the purchaser was an employee at the time the stock purchase right was granted, any amount treated as compensation will be subject to tax withholding by us, and we generally will be entitled to a tax deduction in that amount at the time the purchaser recognizes ordinary income with respect to a stock purchase right.

        Stock Appreciation Rights.    No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares of our common stock would be capital gain or loss.

        Restricted Stock Units.    A participant will not have taxable income upon grant. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the vested shares or cash received minus any amount paid for the shares of our vested common stock.

        Section 409A.    Section 409A of the Code, which was added by the American Jobs Creation Act of 2004, provides certain new requirements on non-qualified deferred compensation arrangements. Awards granted under the 2003 Stock Plan with a deferral feature will be subject to the requirements of Section 409A, including discount stock options and stock appreciation rights discussed above. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A's provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Some states may also apply a penalty tax (for instance, California imposes a 20% penalty tax in addition to the 20% federal penalty tax). The Internal Revenue Service has not issued complete and final guidance under Section 409A and, accordingly, the requirements of Section 409A (and the application of those requirements to awards issued under the 2003 Stock Plan) are not entirely clear. We strongly encourage recipients of such awards to consult their tax, financial, or other advisor regarding the tax treatment of such awards.

        The foregoing is only a summary of the effect of federal income taxation upon us and optionees with respect to the grant and exercise of options under the 2003 Stock Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's, director's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee, director or consultant may reside.

PROPOSAL FOUR

APPROVAL OF THE ADOPTION OF 2008 EMPLOYEE STOCK PURCHASE PLAN

General

        The Company's 1998 Employee Stock Purchase Plan is scheduled to expire in 2008. In March 2008, the Board adopted the 2008 Employee Stock Purchase Plan (the "Purchase Plan") and reserved 250,000 shares of Common Stock for issuance thereunder subject to stockholder approval. As of the Record Date, no options had been granted pursuant to the Purchase Plan.

        At the annual meeting, the stockholders are being asked to approve the adoption of the Purchase Plan and the reservation of shares thereunder.

Vote Required

        The affirmative vote of a majority of the outstanding shares of Common Stock represented, in person or by proxy, and entitled to vote on this proposal will be required to ratify and approve the Purchase Plan. Abstentions will have the same effect as votes against this proposal. Broker non-votes will not be counted as having been represented.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE ADOPTION OF THE 2008 EMPLOYEE STOCK PURCHASE PLAN.

        A copy of the 2008 Employee Stock Purchase Plan is attached to this Proxy Statement as Appendix B. The essential provisions of the Purchase Plan are outlined below.

Summary of the Purchase Plan

        General.    The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions.

        Administration.    The Purchase Plan may be administered by the Board or a committee appointed by the Board (the "Administrator"). All questions of interpretation or application of the Purchase Plan are determined by the Administrator, and its decisions are final, conclusive and binding upon all participants.

        Eligibility.    Each employee of the Company (including officers) is eligible to participate in the Purchase Plan; provided, however, that no employee shall be granted an option under the Purchase Plan (i) to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of the stock of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year.

        Offering Period.    The Purchase Plan is implemented by offering periods lasting approximately six months in duration with a new offering period commencing every six months. The first offering period is scheduled to begin on the first trading day on or after May 15, 2008. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not exceed 20% of a participant's compensation. Once an employee becomes a participant in the Purchase Plan, Common Stock will automatically be purchased under the Purchase Plan at the end of each offering period, unless the participant withdraws or terminates employment earlier and the employee will automatically participate in each successive offering period until such time as the employee withdraws from the Purchase Plan or the employee's employment with the Company terminates.

        Purchase Price.    The purchase price per share at which shares will be sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the first day of an offering period or (ii) 85% of the fair market value of a share of Common Stock on the last trading day of that offering period. The fair market value of the Common Stock on a given date is generally the closing sale price of the Common Stock as reported on the Nasdaq Stock Market for such date.

        Payment of Purchase Price; Payroll Deductions.    The purchase price of the shares is accumulated by payroll deductions throughout the offering period. The number of shares of Common Stock a participant may purchase in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that offering period by the purchase price; provided, however, that a participant may not purchase more than 1,500 shares for each offering period. During the offering period, a participant may discontinue his or her participation in the Purchase Plan, and may decrease the rate of payroll deductions in an offering period within limits set by the Administrator.

        All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan, are withheld in whole percentages only and are included with the general funds of the Company. Funds received by the Company pursuant to exercises under the Purchase Plan are also used for general corporate purposes. A participant may not make any additional payments into his or her account.

        Withdrawal.    A participant may terminate his or her participation in the Purchase Plan at any time by giving the Company a written notice of withdrawal. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new subscription agreement is delivered in connection with a subsequent offering period.

        Termination of Employment.    Termination of a participant's employment for any reason, including death, cancels his or her participation in the Purchase Plan immediately. In such event the payroll deductions credited to the participant's account will be returned without interest to such participant, his or her designated beneficiaries or the executors or administrators of his or her estate.

        Adjustments Upon Changes in Capitalization.    In the event of any changes in the capitalization of the Company effected without receipt of consideration by the Company, such as a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, resulting in an increase or decrease in the number of shares of Common Stock, proportionate adjustments will be made by the Board in the shares reserved for issuance under the Purchase Plan, the maximum number of shares a participant may purchase in an offering period, the number of shares subject to each unexercised option and in the price per share under the Purchase Plan. In the event of a proposed liquidation or dissolution of the Company, the offering periods then in progress will be shortened by setting a new exercise date and will terminate immediately prior to the consummation of such event unless otherwise provided by the Administrator. The Administrator will notify each participant in writing at least ten days prior to the new exercise date that the exercise date has been changed to the new exercise date and that the option will be exercised on the new exercise date unless the participant has withdrawn from the Purchase Plan prior to such date. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute for the outstanding options, the offering period then in progress will be shortened and a new exercise date will be set. The Administrator will notify each participant in writing at least ten days prior to the new exercise date that the exercise date has been changed to the new exercise date and that the option will be exercised on the new exercise date unless the participant has withdrawn from the Purchase Plan prior to such date.

        Amendment and Termination.    The Board may at any time and for any reason terminate, suspend or amend the Purchase Plan, except that no such termination shall affect options previously granted and no amendment shall make any change in an option granted prior thereto which adversely affects the rights of any participant. Stockholder approval for amendments to the Purchase Plan shall be obtained in such a manner and to such a degree as required to comply with all applicable laws or regulations. The Purchase Plan will terminate in March 2018, unless terminated earlier by the Board in accordance with the Purchase Plan.

New Plan Benefits

        Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. Non-employee directors are not eligible to participate in the Purchase Plan. No purchases have been made under the Purchase Plan since its adoption by the Board. For illustrative purposes, the following table sets forth (i) the number of shares of our common stock that were purchased during the last fiscal year under the 1998 Employee Stock Purchase Plan, (ii) the average price per share paid for such shares, and (iii) the fair market value at the date of purchase.

Name of Individual or Group	Number of Shares Purchased	Average Per Share Purchase Price	Fair Market Value at Date of Purchase
James S.J. Manuso President and Chief Executive Officer	—	—	—
Gregory Berk Chief Medical Officer	—	—	—
Audrey F. Jakubowski Former Chief Regulatory and Quality Officer	—	—	—
Michael Molkentin Chief Financial Officer	—	—	—
All executive officers, as a group	—	—	—
All directors who are not executive officers, as a group(1)	—	—	—
All employees who are not executive officers, as a group:
Offering period ended May 14, 2007	16,998	$4.58	$6.45
Offering period ended November 14, 2007	27,231	3.40	4.00

(1)
Directors who are not employees of the Company are not eligible to participate in the Purchase Plan.

        Certain Federal Income Tax Information.    The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

        The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long term or short term capital gain or loss, depending on how long the shares have been held from the date of purchase. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        To our knowledge, the following table sets forth the beneficial ownership of common stock of the Company as of April 21, 2008 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's common stock; (ii) each of the Company's directors; (iii) each of the executive officers named in the 2007 Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group.

Name	Shares Beneficially Owned(1)	Percentage Beneficially Owned (%)
Biotechnology Value Fund, L.P. and affiliates(2)	6,299,000	11.0
State of Wisconsin Investment Board(3)	5,745,514	10.0
MGI PHARMA, Inc.(4)	4,000,000	7.0
Charles J. Casamento(5)	172,500	*
Thomas V. Girardi(6)	558,500	1.0
Allan R. Goldberg(7)	83,573	*
Walter J. Lack(8)	430,000	*
James S.J. Manuso(9)	2,318,470	3.9
Michael D. Young(10)	160,000	*
Gregory Berk(11)	43,750	*
Audrey F. Jakubowski	—	*
Michael Molkentin(12)	177,175	*
All directors and executive officers as a group (9 persons)(13)	3,943,968	6.5

*
Less than 1%.

(1)
The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire at June 20, 2008 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned. At April 21, 2008, there were 57,520,094 shares of our common stock outstanding.

(2)
The number of shares beneficially owned is as reported in a Schedule 13G filed by Biotechnology Value Fund, L.P. with the SEC on March 20, 2008. The following entities share voting and dispositive power with respect to the following shares: Biotechnology Value Fund, L.P.—1,442,900 shares; Biotechnology Value Fund II, L.P.—994,000 shares; BVF Investments, L.L.C.—3,436,000 shares; and Investment 10, L.L.C.—427,000 shares. The address of the reporting persons comprising the group is 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611.

(3)
The number of shares beneficially owned is as reported in a Schedule 13G/A filed by State of Wisconsin Investment Board with the SEC on January 9, 2008. The address of the State of Wisconsin Investment Board is P.O. Box 7842, Madison, WI 53707.

(4)
The number of shares beneficially owned is as reported in a Schedule 13G filed by MGI PHARMA, Inc. with the SEC on September 28, 2004. The address of MGI PHARMA, Inc. is 5775 West Old Shakopee Road, Suite 100, Bloomington, MN 55437.

(5)
Represents 172,500 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at June 20, 2008.

(6)
Includes 325,000 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at June 20, 2008.

(7)
Represents 83,573 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at June 20, 2008.

(8)
Includes 110,000 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at June 20, 2008.

(9)
Includes 60 shares held individually by Susan Manuso, James Manuso's wife; 10 shares held by Susan Manuso as custodian for their minor daughter under Uniform Grant to Minors Act; and 2,315,000 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable by James Manuso at June 20, 2008.

(10)
Represents 160,000 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at June 20, 2008.

(11)
Represents 43,750 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at June 20, 2008.

(12)
Includes 173,424 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at June 20, 2008.

(13)
See footnotes (5) through (12). Includes 3,393,247 shares issuable upon the exercise of stock options to purchase shares of common stock held by directors and executive officers which are exercisable at June 20, 2008.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides certain information with respect to all of the Company's equity compensation plans in effect as of December 31, 2007:

Plan Category	(A) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(1)	(B) Weighted-average Exercise Price of Outstanding Options, Warrants, and Rights	(C) Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)(2)
Equity compensation plans approved by security holders	7,286,806	$7.52	1,664,994
Equity compensation plans not approved by security holders	—	—	—

Total	7,286,806	$7.52	1,664,994

(1)
Consists of securities issuable under the 1993 Stock Option Plan, the 2003 Stock Plan and the 1996 Directors' Option Plan.

(2)
Includes 1,627,009 shares issuable under the 2003 Stock Plan and 37,985 shares issuable under the 1998 Employee Stock Purchase Plan.

CERTAIN TRANSACTIONS

        The Company and MGI PHARMA, Inc., a 7.0% holder of our outstanding shares, are parties to a license agreement entered into in 2004 relating to Dacogen. During 2007, pursuant to this license agreement, MGI PHARMA paid the Company $22.3 million in royalty revenue.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program and Philosophy

        Our executive compensation programs are designed to meet the following objectives:

  •
  Attract and retain qualified executives with a view to the highly competitive nature of the marketplace in the San Francisco Bay Area biotechnology industry and other industries from which we may seek executive talent;

  •
  Provide an executive compensation structure that is not only competitive in our geographic area and industry sector, but is internally equitable and consistent based on the level of responsibilities for each executive position;

  •
  Motivate and reward our executives to perform to the best of their abilities; and

  •
  Align our financial results and compensation paid to executive officers with a goal to achieve our current year and longer-term strategic business goals and objectives.

        These objectives fit within our overall compensation philosophy by helping to continuously improve the Company's performance, secure the future potential of our business, enhance stockholder value, and provide proper compliance with regulatory and related requirements.

        To meet these objectives, we have implemented an executive compensation program based on the following policies:

  •
  Pay executive base salaries that are competitive with the practices of other San Francisco Bay Area biotechnology companies and other relevant industries that are similar in size;

  •
  Pay for performance through a management bonus plan that is based upon shorter-term incentives and through merit increases based on company and personal performance, as well as market data; and

  •
  Pay for performance through equity compensation awards that provide a longer-term incentive to retain our executives.

        The Compensation Committee is responsible for ensuring compliance with these objectives and policies and, accordingly, is empowered to review and approve the annual compensation arrangements of the Company's executive officers, including annual base salary, annual incentive bonus, equity compensation, and other benefits or perquisites. The Company's executive team is or was comprised of the following individuals during 2007:

  •
  James S.J. Manuso, Ph.D.—President and Chief Executive Officer

  •
  Gregory Berk, M.D.—Chief Medical Officer

  •
  Michael Molkentin, C.P.A.—Chief Financial Officer

  •
  Audrey Jakubowski, Ph.D.—Chief Regulatory and Quality Officer (Retired August 17, 2007)

        Throughout this Proxy Statement, our executive team may be referred to by name, title or referred to as the "executive officers" and comprises our "Named Executive Officers."

Role of our Compensation Committee

        Our Compensation Committee approves, administers and interprets our executive compensation program, and with respect to our Named Executive Officers, the 2003 Stock Plan. This Committee is appointed by the Board, and consists entirely of directors who are independent for purposes of the listing standards of the Nasdaq Stock Market, "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and "non-employee directors" for purposes of Rule 16b-3 under the Exchange Act. The Compensation Committee is comprised of Walter J. Lack, Chairman, and Thomas V. Girardi that operates under a written charter that is periodically reviewed and revised by the Compensation Committee and the Board. A copy of this charter is available for review in the corporate governance section of our website at www.supergen.com. The Compensation Committee held one meeting in 2007 and approved several other matters by unanimous written consent.

  Role of Executive Officers in Compensation Decisions

        Dr. Manuso, our President and Chief Executive Officer, reviews the performance of each executive officer, and presents his findings to the Compensation Committee, together with recommendations for compensation structures applicable to the fiscal year under consideration. The Compensation Committee considers these findings and recommendations, but makes its own final determinations. The Compensation Committee alone or in consultation with the full Board of Directors reviews Dr. Manuso's performance.

  Role of Compensation Consultants and Surveys

        The Compensation Committee has adopted a policy where it has the sole authority to hire and fire outside compensation consultants to assist the committee in analyzing executive compensation and discharging its related responsibilities. In 2007, the Presidio Pay Advisors Executive Compensation Survey for the Biotech Industry (the "Presidio Survey"), as well as the Radford Global Life Sciences Survey (the "Radford Survey") were used in evaluating the various elements of the compensation of our executive officers. The Presidio Survey covers a total of 67 companies in the Biotech industry, with 31% of those companies in California. It covers all elements of compensation including base salary, bonus and equity for several executive positions. The Radford Survey uses peer group information from over 180 participants in the 50-149 employee size category regarding all elements of compensation including base salary, bonus, and equity for new hires and existing employees of all levels, including executive officers. There are 50 participants in the San Francisco Bay Area in the 50-149 employee size category to provide comparative data for our Dublin/Pleasanton locations, and 58 participants in the Mountain States to provide comparative data for our Salt Lake City location. Based on the competitive landscape, the Compensation Committee initially targets Named Executive Officers' salaries to be in the 50th to 75th percentile of peer group companies.

        In 2007, the Presidio Survey and the Radford Survey were used in evaluating the various elements of the compensation under consideration of our executive officers. The Compensation Committee did not retain a compensation consultant to assist in determining or recommending the amount or form of executive compensation since it did not anticipate making substantial changes in the amounts and form of executive compensation for our executive officers based on the Company's overall performance during 2007.

2007 and 2008 Performance Priorities

        Executive incentive compensation decisions are primarily based upon the achievement or progress towards Company-wide performance objectives and the execution of operational and business specific strategic objectives including the officer's individual annual performance review. Our performance objectives are both qualitative and quantitative. These performance objectives may be modified based on changes in market conditions or the business environment in which we operate. The Board may include or exclude certain items related to the ongoing operations when calculating financial measures including gains or losses not anticipated or properly reflecting the cash flow or economic contribution of a transaction during the annual performance period under review. The Compensation Committee believes that our overall performance as a discovery-based drug development company is a more significant factor in our compensation decisions than our performance against any specific individual predetermined goal.

        2007 Performance Priorities:    At the beginning of 2007, the Board established performance priorities in four key areas for the Company:

        Financial performance—Increase operating cash to fund drug discovery and product research including business development activities in future periods and achieve operational profitability by meeting annual budget or financial objectives related to the gain on sale of products and ongoing operational results. The Company achieved the primary financial performance priority for 2007 whereby actual income from operations of $9.5 million exceeded the annual target of $5.1 million, actual net income of $13.1 million exceeded the annual target of $6.3 million, actual cash used in operating activities of $5.8 million was below the annual target of $10.1 million and where unrestricted cash, cash equivalents and marketable securities of $91 million exceeded the year-end target of approximately $87 million.

        Product development—Initiate one or more clinical trials for new product development candidates while advancing additional compounds from a discovery stage to a pre-clinical and manufacturing stage to a potential IND filing. The Company achieved the product development priority for 2007 with the initiation of Phase 1 and Phase 1b clinical trial for MP-470 (an oral tyrosine kinase inhibitor), advancement of at least four candidates in the pre-clinical stage and with multiple unannounced potential candidates in the discovery stage.

        Organizational development—Successfully recruit talent for key strategic operating positions while retaining, training and developing current organizational resources required to advance our drug research and business development initiatives. The Company made progress with the organizational development priority with the addition of several key new hires in development, regulatory and clinical operations including the addition of Vice-Presidents of Legal Affairs and Regulatory Affairs, and our Chief Medical Officer.

        Divestiture of non-core assets—Complete execution and monetization on sale of significant non-core assets, i.e. sale of products to Mayne Pharma, while continuing reasonable efforts to realize value on the sale of remaining non-core assets. The Company completed the divestiture of several non-core assets, which included Nipent®, mitomycin, paclitaxel and etoposide, during 2007 that resulted in recognizing an operational gain on sale of products of $33.7 million.

        The Board believes the successful execution of our 2007 Performance Priorities has improved our financial circumstances and overall performance and will enhance stockholder value over the long-term. Our strategic shift from a specialty pharmaceutical company dependent on acquiring drugs from third parties into a discovery-based drug development company may not result in immediate short-term increases in shareholder value. Instead, this transformation required significant effort and achievement by our executive officers and other personnel during 2007.

        2008 Performance Priorities:    At the beginning of 2008, the Board established initial performance priorities in four key areas for the Company:

        Financial performance—Properly manage annual cash burn and year-end cash balance by targeting reasonable ranges for loss from operations, cash used in operations and cash on hand at the end of 2008. The target range for loss from operations and cash used in operations is plus or minus 20% from the approved financial targets while the target range for cash, cash equivalents and marketable securities is plus or minus 10% of a targeted combined balance of $70 million at the end of the performance period.

        Business development—Initiate and execute at least one business development transaction with terms, conditions and economic value consistent other market transactions being executed for similar type products within the pharmaceutical industry sector in which we compete.

        Product development—Initiate one or more clinical trials for new product development candidates while advancing additional compounds from a discovery stage to a pre-clinical and manufacturing stage to a potential IND filing.

        Organizational development—Invest in essential infrastructure by recruiting additional talent for key operating positions with a focus on retaining, training and developing current organizational resources required to advance our drug research and business development initiatives. The Company is targeting headcount growth primarily in the research & development area with a focus on discovery, pre-clinical, manufacturing, regulatory and clinical operations.

        The Board believes the 2008 Performance Priorities identified above are reasonably attainable, but will require significant and sustained effort on the part of all our Named Executive Officers and employees. The Board believes that successful execution of our performance priorities will improve our overall performance and ultimately enhance stockholder value over the long-term.

Elements of Compensation for President and Chief Executive Officer

        On September 22, 2006, the Company and James S.J. Manuso, Ph.D. executed an Executive Employment and Confidential Information and Invention Assignment Agreement ("New Agreement"). Dr. Manuso is the Company's current President and Chief Executive Officer ("CEO") and the agreement provides for the continuation of his service for an additional three year period or from January 1, 2007 through December 31, 2009. The prior three year employment agreement expired on December 31, 2006. We only have an employment agreement with Dr. Manuso. We do not have employment agreements with any other executive officer.

        The agreement provides for a base salary of $515,000, adjusted annually at twice the percentage increase in the Consumer Price Index, a guaranteed annual bonus of $150,000 provided Dr. Manuso remains continuously employed during the applicable year of the payment, a potential annual performance-based bonus of up to $350,000 to be paid no later than March 15 of the following year based on achievement of criteria established by the Compensation Committee in conjunction with the Board, relocation expenses not to exceed $75,000 in the event of an involuntary termination that may be subject to tax equalization adjustments, an automobile allowance and related auto insurance of up to $29,000 and life insurance coverage of $2 million.

        In addition, we provide the CEO with certain benefits that are available to all our employees. We do not provide pension arrangements, deferred compensation or other similar benefits to our CEO, except for certain termination benefits as described in detail under the section of this Proxy Statement entitled "Potential Payments Upon Involuntary Termination or a Change of Control."

        The New Agreement also provides for grants of the following stock options:

  •
  On January 1, 2007 (or the first business day following the effective date of the New Agreement) and on each anniversary thereafter during the term of the agreement, an annual option to purchase 360,000 shares of the Company's common stock at a per share exercise price equal to the fair market value on the date of grant. Each annual option will vest as to 1/12th of the shares at the end of each month from the grant date.

  •
  On January 3, 2007, options to purchase 1,000,000 shares of the Company's common stock at a per share price equal to the fair market value on the date of grant, which vest only upon achieving specified multiple performance milestones. Eight performance milestone thresholds are specified in the New Agreement that, if achieved over the three year term of the agreement, would trigger the vesting of the option grant related to a specified performance milestone. For a description of each performance milestone see the detail described under the section of this Proxy Statement entitled "Grants of Plan-Based Awards in 2007."

        Pursuant to the New Agreement, including all unvested performance options granted under the prior employment agreement which expired on December 31, 2006, in the event of an involuntary termination or a change of control of the Company prior to the granting of all of the annual options and any unvested performance options, the securities underlying all ungranted and unvested annual options and all unvested performance options will become fully vested in their entirety and any ungranted annual options shall immediately be granted and vested.

        On February 21, 2007, the Compensation Committee approved a performance-based cash award of $250,000 to Dr. Manuso. The bonus was granted in connection with Dr. Manuso's Executive Employment and Confidential Information and Invention Assignment Agreement that was effective from January 1, 2004 through December 31, 2006. The Compensation Committee determined to award the bonus after reviewing the achievements and performance of the Company during 2006. Several performance priorities achieved during 2006 were considered by the Compensation Committee when reviewing and determining the level of the performance-based bonus payout to the CEO. These priorities included: Enhanced financial performance including an increase in operating cash, successful acquisition and merger of an entity expanding the Company's future drug development capabilities, planning and executing changes in organizational structure reflecting the planned change from a specialty pharmaceutical company to a drug discovery-based company and the divestiture of several non-core assets. The cash bonus was paid on March 6, 2007.

        2007 Bonus Award:    The guaranteed annual cash bonus of $150,000 was paid for the first year of the New Agreement on January 19, 2007. On January 21, 2008, the Compensation Committee approved a performance-based cash bonus award of $350,000 to Dr. Manuso. The bonus was granted in connection with Dr. Manuso's New Agreement, which went into effect on January 1, 2007. The Compensation Committee determined to award the full value of the bonus after reviewing the achievements and performance of the Company during 2007 including the achievement of the priorities as described under the section of this Proxy Statement entitled "2007 Performance Priorities." When established, the performance priorities were reasonably attainable subject to sustained performance at a high level by our CEO. The cash bonus was paid on January 24, 2008.

        2008 Bonus Award Target:    The guaranteed annual cash bonus of $150,000 was paid for the second year of the New Agreement on January 18, 2008. The actual amount of the potential annual performance-based bonus of up to $350,000 that will be paid for the 2008 performance period will not be determinable by the Compensation Committee until the 2008 fiscal year is completed, and if an amount is determined earned would be paid prior to March 15, 2009. Several performance priorities for 2008 have been established that will be considered when reviewing and determining the level of performance-based bonus payout to the CEO. The performance criteria for 2008 are described under the section of this Proxy Statement entitled "2008 Performance Priorities."

        The following table summarizes Dr. Manuso's compensation and benefits relating to the 2007 fiscal year and the first year of the New Agreement:

Cash Compensation:
Base salary	$512,731	(1)
Cash bonus	400,000	(1)
Incentive Equity awards:
Annual options	1,029,240	(2)
Performance-based options	2,859,000	(3)
Retirement benefits:
401(k) Plan—Company match	6,000	(1)
Other annual compensation:
Other compensation	27,721	(1)

Total	$4,834,692

    (1)
    As reported under the section of this Proxy Statement entitled "2007 Summary Compensation Table."

    (2)
    Represents total fair value on grant date before giving consideration to financial statement reporting recognition in accordance with FAS 123R. Valued using $2.8590 per share, the Black-Scholes value of the stock option, consistent with SFAS No. 123R, on the grant date of January 3, 2007.

    (3)
    Represents total fair value on grant date before giving consideration to financial statement reporting recognition in accordance with FAS 123R. Valued using $2.8590 per share, the Black-Scholes value of the stock option, consistent with SFAS No. 123R, on the date of grant of January 3, 2007. Amount represents the total value of option grants that will vest upon the achievement of eight individual performance milestone thresholds. 200,000 options with a total Black-Scholes value of $571,800 vested during 2007 based on the achievement of two performance milestone thresholds.

Elements of Compensation for Other Executive Officers

        The compensation for our other executive officers has three primary components:

  •
  Base salary;

  •
  Participation in the bonus plan; and

  •
  Participation in annual equity compensation awards.

        In addition, we provide our other executive officers with certain benefits that are available to all our employees. We do not provide pension arrangements, deferred compensation or other similar benefits to our executive officers, except for certain termination benefits as described in detail under the section of this Proxy Statement entitled "Potential Payments Upon Involuntary Termination or a Change of Control."

        We do not have any employment agreements with our other executive officers that provide for benefits upon involuntary termination or change of control, but we do have an "Officer Severance Benefit Plan" that describes the recommended severance in the event of an involuntary termination for the other executive officers. Any benefit paid under the Plan is subject to approval by the Compensation Committee. We also have acceleration provisions relating to the vesting for option grants in the event of involuntary termination of service following a change of control transaction, as well as an extension of time to exercise such grants following such involuntary termination, to the sooner of twelve months from such termination or the expiration date of the option grant.

        We believe that this combination of compensation elements provide an appropriate mix of fixed and variable pay, balances short-term operational performance with long-term stockholder value, and facilitates executive retention or recruitment.

  Base Salaries

        Base salaries are designed to meet competitive norms and reward exemplary performance generally on an annual basis. In establishing base salaries for our executive officers, the Compensation Committee relies on data from the Radford Survey, as well as general market sources, to compare base salaries against those for companies with similar numbers of employees and located in similar geographic areas.

        For 2007, the Compensation Committee reviewed the base salaries to determine if annual merit increases were to be awarded to the other executive officers based on the achievement of our shorter-term objectives, progress and/or achievement of the Company's 2007 Performance Priorities and the individual's annual performance while considering changes in market conditions. The Compensation Committee determined that these goals were achieved and awarded a merit increase to Mr. Molkentin, our Chief Financial Officer ("CFO"), and Dr. Gregory Berk, our Chief Medical Officer ("CMO"). As discussed later in the Proxy, the merit increases became effective January 1, 2008.

  Bonus Plan

        We have a performance based bonus plan that is intended to motivate and reward all employees, including our other executive officers, to perform well and contribute to the achievement of our shorter-term objectives. The amount of bonus is determined based on a target percentage of base salary of an executive officer's position, the progress and/or achievement of the Company's 2007 Performance Priorities, and the results of the officer's individual annual performance review while also reflecting changes in market conditions. The bonus is paid in cash.

        2007 Bonus Awards:    For 2007, the Compensation Committee reviewed the bonus plan to determine if bonuses were to be awarded to the other executive officers based on the achievement of our shorter-term objectives, progress and/or achievement of the Company's 2007 Performance Priorities and the executive officer's individual annual performance review. The Compensation Committee determined that these goals were achieved and awarded a bonus to our CFO and CMO. The bonus awards were targeted near the 85th percentile of peer group companies using the Radford Survey. As a percent of prior year annual base salary, the bonus award was 40% and 44% for the CFO and CMO, respectively. The CMO's bonus award was further prorated for the period of time the position was actually filled by the CMO during 2007. The bonus awards were paid in 2008.

        2008 Bonus Award Targets:    The bonus awards for 2008 are initially targeted to be within the 50th to 90th percentile of peer group companies. The bonus awards are typically expressed as a percent of the executive officers base salary. Considering current year Radford Survey data the unadjusted bonus award as a percent of base salary for the other executive officers is as follows:

	Bonus Award Target Range (Percentile)
Name and Position
	50th	90th
Gregory Berk Chief Medical Officer	30%	50%
Michael Molkentin Chief Financial Officer	30%	40%

        After completion of the 2008 fiscal year, the Compensation Committee will determine if bonuses are to be awarded to the other executive officers and at what level based on the achievement of the

Company's shorter-term objectives, progress and/or achievement of the 2008 Performance Priorities and the executive officer's individual annual performance review.

  Other Compensation Considerations

        Dr. Audrey Jakubowski, Chief Regulatory and Quality Officer of the Company, retired during 2007. In connection with Dr. Jakubowski's retirement, we entered into a letter agreement effective August 17, 2007. The terms of the letter agreement provide that Dr. Jakubowski would receive severance benefits consisting of the following: $290,063 which is equal to 57 weeks of base salary; $13,063 for COBRA benefits; and $12,000 in lieu of outplacement services. These severance benefits were contingent upon Dr. Jakubowski entering into a general release of claims against us. These severance benefits will be paid over a 13 month period following her retirement date. Severance benefits are made at the sole discretion of the Compensation Committee and are based on information provided by management.

  Summary of Grant Policies

        Our Compensation Committee regularly monitors the environment in which we operate and makes changes to our equity compensation program to help us meet our goals, including the achievement of long-term stockholder value. We may use various forms of equity compensation to motivate and reward long-term performance and encourage our employees, including the executive officers, to participate in the ownership of the Company. Historically, we have granted equity awards to our executive officers in the form of stock options. In spite of the evolution of the accounting treatment of certain types of awards, particularly as a result of SFAS 123R, which requires a company to recognize as an expense the fair value of stock options and other stock-based compensation granted to employees, the Compensation Committee has determined that it is in the best interests of the Company and our stockholders to continue this practice. The Compensation Committee utilizes a vesting schedule to encourage our executive officers to continue in the employ of SuperGen and to encourage executive officers to maintain a long-term perspective. With respect to the CEO a substantial portion of his equity awards vest only upon achieving specific performance milestones. In determining the size of stock option grants, the Compensation Committee considers information provided by the Radford Survey and focuses on the executive officers' current and expected future value to the Company and the competitive influence of peer organizations. The Compensation Committee also considers the number of granted and unvested options held by the executive officer.

        Our Board and Compensation Committee have not adopted formal policies regarding the timing of granting equity compensation awards. For example, the Compensation Committee has not established a set date for equity compensation awards, but rather, has acted in a timely manner following the annual performance review process completed for all our employees, including the executive officers, which typically occurs during the first quarter of each fiscal year. Equity compensation grants are approved by the Compensation Committee at scheduled meetings of the committee or by unanimous written consent. The timing of such actions is driven by the Compensation Committee's need to conduct particular business, such as an equity compensation grant, and not by the Company's stock price. The exercise price or calculation price used in connection with any equity compensation grant is determined as the closing price for the Company's common stock on Nasdaq on the date of the meeting at which the grant is approved. The Compensation Committee has not granted, nor does it intend in the future to grant, equity compensation awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement. Similarly, our Compensation Committee has not timed, nor does it intend in the future to time, the release of material nonpublic information based on equity award grant dates. We do not reprice options and if our stock price declines after the grant date, we do not replace options.

  Equity Compensation

        2007 Equity Awards:    For the 2007 year period under review, the Compensation Committee reviewed outstanding executive officer equity compensation to determine if equity awards were to be granted to the other executive officers to motivate and reward longer-term performance, enhance retention and encourage participation in the ownership of the Company. The equity compensation grants were based on the achievement of our shorter-term objectives, progress and/or achievement of the Company's 2007 Performance Priorities and the executive officer's annual performance review. The Compensation Committee determined that these goals were achieved and awarded additional option grants to our CFO and CMO. The equity awards were targeted near the 85th percentile of peer group companies using the Radford Survey. Equity compensation is made in the sole discretion of the Compensation Committee and is based on market information provided by the Radford Survey, recommendations by the CEO and other market considerations.

        2008 Equity Award Targets:    The equity awards for 2008 are initially targeted to be within the 50th to 90th percentile of peer group companies. Considering current year Radford Survey data the unadjusted equity award target for the other executive officers is as follows:

	Equity Award Target Range(#)
Name and Position
	50th	90th
Gregory Berk Chief Medical Officer	70,000	105,000
Michael Molkentin Chief Financial Officer	50,000	100,000

        After completion of the 2008 fiscal year, the Compensation Committee will determine if equity awards are to be awarded to the other executive officers and at what level based on the achievement of the Company's shorter-term objectives, progress and/or achievement of the 2008 Performance Priorities and the executive officer's individual annual performance review.

Summary of Compensation Committee Actions for Other Executive Officers

        On March 15, 2007, the Compensation Committee approved annual salaries, cash bonus awards and granted options for the achievement of the Company's 2006 performance priorities and annual performance to the following executive officers:

Name and Position	Annual Salary	Cash Bonus Award	Stock Option Grants(#)(1)
Audrey Jakubowski(2) Chief Regulatory and Quality Officer	$264,618	$63,610	27,500
Michael Molkentin Chief Financial Officer	265,824	76,680	42,750

    (1)
    Option grants subject to terms and conditions of the 2003 Stock Plan, as amended, and will vest monthly over a period of 48 months.

    (2)
    Dr. Jakubowski retired from the Company effective August 17, 2007.

        On March 13, 2008, the Compensation Committee approved annual salaries, cash bonus awards and granted options for the achievement of the Company's 2007 Performance Priorities and annual performance to the following executive officers:

Name and Position	Annual Salary	Cash Bonus Award	Stock Option Grants(#)(1)
Gregory Berk Chief Medical Officer	$371,000	$91,000	100,000
Michael Molkentin Chief Financial Officer	312,000	107,000	96,000

    (1)
    Option grants subject to terms and conditions of the 2003 Stock Plan, as amended, and will vest monthly over a period of 48 months.

Summary of Other Executive Officers Compensation and Benefits

        The following table summarizes the other executive officers compensation and benefits relating to the 2007 fiscal year:

	G. Berk		M. Molkentin		A. Jakubowski
Cash Compensation:
Base salary	$193,622	(1)	$265,398	(1)	$210,590	(1)
Cash bonus	20,000	(1)	76,680	(1)	63,610	(1)
Incentive Equity awards:
Performance-based options	565,230	(3)	128,502	(2)	82,662	(2)
Retirement benefits:
401(k) Plan—Company match			6,000	(1)	5,341	(1)
Other annual compensation:
Other compensation					98,001	(1)

Total	$778,852		$476,580		$460,204

    (1)
    A as reported under the section of this Proxy Statement entitled "2007 Summary Compensation Table."

    (2)
    Represents total fair value on grant date before giving consideration to financial statement reporting recognition in accordance with FAS 123R. Valued using $3.0059 per share, the Black-Scholes value of the stock option, consistent with SFAS No. 123R, on the grant date of March 15, 2007.

    (3)
    Represents total fair value on grant date before giving consideration to financial statement reporting recognition in accordance with FAS 123R. Valued using $3.7682 per share, the Black-Scholes value of the stock option, consistent with SFAS No. 123R, on the grant date of May 29, 2007. Options granted at inception of employment.

Generally Available Benefits Programs

        We also offer a number of other benefits to our employees and all executive officers including medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, paid holidays, floating holidays, vacation, personal time off, and employee assistance programs.

        We believe that the availability of these benefits programs generally enhance employee productivity and loyalty to the Company. The main objectives of our benefits programs are to give all our employees access to quality healthcare, financial protection from unforeseen events, assistance in achieving retirement financial goals, and enhanced health and productivity. These available benefits typically do not specifically factor into decisions regarding an individual employee's or executive officer's total compensation or equity award package. The availability of these benefit programs are influenced more by competitive market considerations for biotech and other industries from which we compete to either retain our current employees or attract new talent.

  401(k) Plan

        The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all employees. In prior years, the Company made discretionary contributions to the 401(k) Plan, which was allocated based upon the relative compensation of each participant with at least 1,000 hours of service during the plan year and who was employed on the last day of the plan year. Beginning in 2005, SuperGen began making matching employer contributions, at rates varying from 1% to 3%, up to a maximum of $6,000 annually, based on the rate of the employee's 401(k) payroll contribution. Currently, the Company's discretionary and matching contributions vest ratably over five years. The Company has not made a discretionary contribution to the 401(k) Plan since 2004.

Internal Revenue Code Section 162(m) Implications for Executive Compensation

        The Compensation Committee is responsible for addressing issues raised by Section 162(m) of the Internal Revenue Code. Section 162(m) limits the Company's tax deduction for compensation paid to certain executive officers that does not qualify as "performance based" to $1 million per executive officer. The Compensation Committee believes that the stockholder's interests are served by maintaining the discretion and flexibility in our executive compensation programs. Accordingly, the Compensation Committee may approve executive compensation that is not fully deductible.

Compensation Committee Interlocks and Insider Participation

        Our Compensation Committee was formed in January of 1993. The Compensation Committee is composed of Mr. Lack, Chairman, and Mr. Girardi, who are independent directors of the Company. Neither of these persons was an employee of the Company or any of its subsidiaries, nor were there any Compensation Committee interlocks or other relationships during 2007 requiring disclosure under Item 407(e)(4) of Regulation S-K of the Securities Act of 1933, as amended.

Potential Payments Upon Involuntary Termination or a Change of Control

        On September 22, 2006, the Company and James S.J. Manuso, Ph.D. executed an Executive Employment and Confidential Information and Invention Assignment Agreement or New Agreement. The agreement provides for the continuation of Dr. Manuso's service for an additional three year period from January 1, 2007 through December 31, 2009. The prior three year employment agreement with Dr. Manuso expired on December 31, 2006. The New Agreement requires specific payments and/or benefits to be provided to Dr. Manuso in the event of the termination of his employment without cause or following a change of control of the Company. If a termination for cause occurred Dr. Manuso would only receive salary, bonus and options earned to the date of termination.

        New Agreement.    Dr. Manuso's employment agreement defines "change of control" as the occurrence of any of the following events:

  •
  Any "person" (as such term is defined in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities;

  •
  The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets; or

  •
  The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

        "Involuntary Termination," as used in the employment agreement, means the following:

  •
  Without Dr. Manuso's express written consent, a significant reduction of his duties, position or responsibilities relative to his duties, position or responsibilities in effective immediately prior to such reduction;

  •
  Without Dr. Manuso's express written consent, a substantial reduction, without good business reasons, of the facilities and prerequisites (including office space and location) available to Dr. Manuso immediately prior to such reduction;

  •
  Without Dr. Manuso's express written consent, a material reduction by the Company of his base salary as in effect immediately prior to such reduction;

  •
  Without Dr. Manuso's express written consent, a material reduction by the Company in the kind or level of employee benefits to which he is entitled immediately prior to such reduction with the result that his overall benefits package is significantly reduced;

  •
  Without Dr. Manuso's express written consent, his relocation to a facility or a location more than 50 miles from the current location of the Company; or

  •
  Any purported termination of Dr. Manuso other than for Cause.

        "Cause," as used in the employment agreement, means the following:

  •
  Any act of personal dishonesty taken by Dr. Manuso in connection with his responsibilities as a service provider which is intended to result in his personal enrichment;

  •
  Dr. Manuso's conviction of a felony;

  •
  Any act by Dr. Manuso that constitutes material misconduct and is injurious to the Company; or

  •
  Continued violations by Dr. Manuso of his obligations to the Company.

        The employment agreement provides that if Dr. Manuso's employment with the Company is terminated by the Company as a result of an Involuntary Termination without cause or within one year following a change of control, he shall be entitled to the following benefits:

  •
  A lump sum payment equivalent to 18 months of his then current base salary;

  •
  A lump sum payment equivalent to any unpaid amount of bonus due to him (up to a maximum of $750,000);

  •
  Reimbursement for all reasonable relocation expenses to him or his family's relocation from California to New York, including, but not limited to short-term hotel costs or apartment rental for a period not to exceed six months. The total relocation expense will not exceed $75,000. Additional cash compensation will be paid to fully offset taxes, or tax equalized, attributable to him as a result of payment of such reasonable relocation expenses; and

  •
  Full acceleration of the vesting of any then unvested stock options held by him.

  Estimated Value of Involuntary Termination or Change of Control Benefits for Other Executive Officers

        Though the Company does not have employment agreements with any other executive officer other than Dr. Manuso, we do have an "Officer Severance Benefit Plan" that describes the recommended severance in the event of certain involuntary terminations for the Company's other executive officers. Benefits under the plan include the following:

  •
  Cash Severance Benefit.  Each eligible executive officer shall receive a cash severance benefit in an amount equal to the sum of (a) two weeks of such eligible executive officer's base salary, which shall be paid in lieu of notice of termination of employment, (b) an additional 39 weeks of such eligible executive officer's base salary, (c) an additional two weeks of such eligible executive officer's base salary for each full year of service completed, and (d) an additional one week of such eligible executive officer's base salary for any partial year of service completed provided that such partial year of service is greater than six months in length.

  •
  Career Transition Assistance.  Following an eligible executive officer's termination of employment, career transition services shall be provided through an outplacement service provider for a period of nine months. Outplacement services currently cost the Company approximately $12,000 per executive officer.

  •
  COBRA Continuation Coverage.  Each eligible executive officer who is enrolled in a health, dental, or vision plan sponsored by the Company may be eligible to continue coverage under such health, dental, or vision plan (or to convert to an individual policy), at the time of their termination of employment, under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"). If COBRA is elected by an eligible executive officer, the Company shall pay COBRA premiums on behalf of the executive officer during the number of weeks of base salary in respect of which the amount paid to the eligible executive officer under the Cash Severance Benefit section, as described above, was calculated.

        Eligible executive officers are required to sign and not revoke a release of claims in favor of the Company as a condition to receiving benefits. No benefits are payable upon any voluntary termination, upon any involuntary termination for misconduct or poor job performance or upon certain other terminations of employment. The Officer Severance Benefit Plan does not provide any income tax gross-ups for golden parachute excise taxes nor do we otherwise provide golden parachute excise tax gross-ups to our executive officers.

        In addition to the Officer Severance Benefit Plan, our named executive officers other than our CEO have double-trigger 100% vesting acceleration on their Company stock options. Specifically, if our named executive officers, other than our CEO, are involuntarily terminated other than for cause following a change of control, then 100% of the shares subject to their outstanding stock options accelerate their vesting. Additionally, in such event, their stock option post-termination exercise period is extended from three months after employment termination to twelve months after employment termination or, if earlier, the original maximum term of the option.

2007 Potential Payments Upon Termination Table

Name	Termination Scenario	Severance ($)(1)	Bonus ($)(2)	Accelerated Vesting($)		Other($)
James S.J. Manuso	Change of control Involuntary (without cause) For cause	772,500 772,500 —	750,000 750,000 —	6,867,210 6,867,210 —	(3) (3)	75,000 75,000 —	(6) (6)
Gregory Berk	Change of control Involuntary (without cause) For cause	282,692 282,692 —	— — —	565,230 — —	(4)	20,421 20,421 —	(7) (7)
Michael Molkentin	Change of control Involuntary (without cause) For cause	250,488 250,488 —	— — —	374,334 — —	(5)	9,644 9,644 —	(7) (7)

(1)
Assumes "severance" payment made to the Named Executive Officer was as of the last business day of the fiscal year or December 31, 2007.

(2)
Represents bonus payout for remaining term of the employment agreement, but not to exceed $750,000.

(3)
Represents accelerated vesting of 2,070,000 shares for all unvested performance-based shares including the granting and vesting of ungranted annual grants remaining under the term of the employment agreement based on the Black-Scholes value of the stock option on the original date of grant. The exercise price related to these options equals or exceeds the fair market value of SuperGen's stock as of December 31, 2007, and therefore, these options had no intrinsic value at December 31, 2007.

(4)
Represents accelerated vesting of 150,000 shares previously granted based on the Black-Scholes value of the stock option on the original date of grant. The exercise price related to these options exceeded the fair market value of SuperGen's stock as of December 31, 2007, and therefore, these options had no intrinsic value at December 31, 2007.

(5)
Represents accelerated vesting of 76,296 shares previously granted based on the Black-Scholes value of the stock option on the original date of grant. The exercise price related to these options exceeded the fair market value of SuperGen's stock as of December 31, 2007, and therefore, these options had no intrinsic value at December 31, 2007.

(6)
Represents reimbursement for relocation expenses not to exceed $75,000, which are subject to tax equalization adjustments.

(7)
Represents employer paid medical coverage for total estimated severance period.

        The actual amount of the benefits paid to the Named Executive Officers in the event of an involuntary termination or a change of control can only be determined at the time of the executive's actual termination from the Company.

Compensation Committee Report

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that SuperGen specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis for fiscal 2007. Based on the review and discussions, the Compensation Committee recommended to the Board of Directors, and the Board of Directors has approved, that the Compensation Discussion and Analysis be included in this Proxy Statement.

        This report is submitted by the Compensation Committee of the Board of Directors of SuperGen, Inc.

Walter J. Lack, Chairman
Thomas V. Girardi

2007 Summary Compensation Table

        The following table presents the total compensation earned by each of the Named Executive Officers during the fiscal year ended December 31, 2007.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Grants ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
James S.J. Manuso President and Chief Executive Officer	2007 2006	512,731 459,242	400,000 350,000	— —	2,739,253 1,946,107	— —	33,721 36,236	(2)	3,685,705 2,791,585
Gregory Berk(3) Chief Medical Officer	2007	193,622	20,000	—	83,566	—	—		297,188
Audrey F. Jakubowski Former Chief Regulatory and Quality Officer	2007 2006	210,590 253,935	63,610 60,580	— —	42,805 78,467	— —	103,342 6,000	(4)	420,347 398,982
Michael Molkentin Chief Financial Officer	2007 2006	265,398 254,217	76,680 55,600	— —	221,413 285,139	—	6,000 6,000	(5)	569,491 600,956

(1)
Reflects the dollar amount recognized with respect to options held by the Named Executive Officer for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with SFAS 123R, and as such includes amounts from awards granted in and prior to 2007. The full SFAS 123R grant date value (without regard to forfeiture assumptions with respect to options with service based vesting conditions) of options granted to each Named Executive Officer in 2007 is noted below. See "Grants of Plan-Based Awards in 2007."
(2)
Includes $24,792 for car allowances, $6,000 for 401(k) company match, $367 for club dues reimbursed under the expired employment agreement, and $2,562 for life insurance premiums.
(3)
Dr. Berk joined the Company in May 2007.
(4)
Includes $98,001in severance payments and $5,341 for 401(k) company match. Dr. Jakubowski retired from the Company in August 2007.
(5)
Represents 401(k) company match.

Grants of Plan-Based Awards in 2007

        The following table presents information concerning each grant of an award made to a Named Executive Officer in fiscal 2007 under any plan. All awards were granted under our 2003 Stock Plan.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(#)
												Exercise or Base Price of Option Awards ($/Sh)		Grant Date Fair Value of Stock and Option Awards ($)(12)
										All Other Option Awards: Number of Shares of Stock or Units(#)			Closing Price on Grant Date ($/Sh)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
James S.J. Manuso	01/03/07 01/03/07 01/03/07 01/03/07 01/03/07 01/03/07 01/03/07 01/03/07 01/03/07	08/30/06 08/30/06 08/30/06 08/30/06 08/30/06 08/30/06 08/30/06 08/30/06 08/30/06	— — — — — — — — —	— — — — — — — — —	— — — — — — — — —	— — — — — — — — —	— — — — — — — — —	— — — — — — — — —	— — — — — — — — —	360,000 100,000 100,000 100,000 100,000 250,000 100,000 100,000 150,000	(1) (2)(13) (3)(13) (4)(13) (5)(13) (6)(13) (7)(13) (8)(13) (9)(13)	5.06 5.06 5.06 5.06 5.06 5.06 5.06 5.06 5.06	5.06 5.06 5.06 5.06 5.06 5.06 5.06 5.06 5.06	1,029,240 285,900 285,900 285,900 285,900 714,750 285,900 285,900 428,850
Gregory Berk	05/29/07	05/21/07	—	—	—	—	—	—	—	150,000	(10)	6.56	6.56	565,230
Audrey Jakubowski	03/15/07	03/15/07	—	—	—	—	—	—	—	27,500	(11)	5.32	5.32	82,662
Michael Molkentin	03/15/07	03/15/07	—	—	—	—	—	—	—	42,750	(11)	5.32	5.32	128,502

(1)
Option vests as to 1/12th of the shares on February 1, 2007 and at the end of each full month thereafter.
(2)
Option vests upon the filing of the first investigational new drug application ("IND") of a drug derived from the Montigen acquisition.

(3)
Option vests upon the filing of the second IND of a drug derived from the Montigen acquisition.

(4)
Option vests upon the filing of the third IND of a drug derived from the Montigen acquisition.

(5)
Option vests upon the acquisition of a corporate partner or licensee for one or more of the drugs in the SuperGen portfolio, providing the value of any such deal is projected to exceed $10 million in combined up-front payments, R&D payments, milestones and royalties to SuperGen throughout its course.

(6)
Option vests upon the securing of a significant corporate partner for one or more of the Company's drugs or $25 million in additional financing.

(7)
Option vests upon the Company achieving a cash-flow positive first year of operations.

(8)
Option vests upon the Company achieving a cash-flow positive second year of operations.

(9)
Option vests upon achievement of additional milestone(s) to be agreed upon with the Board of Directors, including, but not limited to, acquisition of a company or drug that is assessed to be value-enhancing by the Board.

(10)
Option vests as to 1/4th of the shares on May 29, 2008 and as to 1/48th of the shares on each one month anniversary thereafter.

(11)
Option vests as to 1/48th of the shares on April 15, 2007 and on each one month anniversary thereafter.

(12)
Reflects the grant date fair value of each equity award computed in accordance with SFAS 123R. The assumptions used in the valuation of these awards are set forth in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC on March 17, 2008. These amounts do not correspond to the actual value that will be recognized by the Named Executive Officers.

(13)
Performance options granted under Dr. Manuso's new employment agreement effective January 1, 2007, totaling 1 million shares.

Outstanding Equity Awards at 2007 Fiscal Year-End

        The table below shows all outstanding equity awards held by the Named Executive Officers at the end of our fiscal year ended December 31, 2007. There were no outstanding stock awards held by Named Executive Officers at December 31, 2007.

Option Awards
Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)
Number of Securities Underlying Unexercised Options (#)
Option Exercise Price ($)
Name	Grant Date						Option Expiration Date
		Exercisable(1)	Unexercisable
James S.J. Manuso	02/07/01
09/19/02
11/05/02
03/28/03
05/22/03
05/22/03
09/04/03
01/02/04
01/02/04
01/02/04
01/02/04
01/02/04
01/02/04
01/02/04
01/02/04
01/02/04
01/03/05
01/03/06
08/31/06
01/03/07
01/03/07
01/03/07
01/03/07
01/03/07
01/03/07
01/03/07
01/03/07
01/03/07	50,000 25,000 15,000 40,000 7,500 60,000 7,500 250,000 — — 200,000 — — — — 250,000 250,000 250,000 200,000 360,000 100,000 — — — — 100,000 — —	— — — — — — — — — — — — — — — — — — — — — — — — — — — —	— — — — — — — — 50,000 50,000 — 200,000 50,000 100,000 100,000 — — — — — — 100,000 100,000 100,000 250,000 — 100,000 150,000	(2) (3) (4) (5) (6) (7) (8) (9) (10) (11) (12) (13)	12.88 2.76 3.68 2.46 4.03 4.03 5.69 11.27 11.27 11.27 11.27 11.27 11.27 11.27 11.27 11.27 6.10 5.03 4.87 5.06 5.06 5.06 5.06 5.06 5.06 5.06 5.06 5.06	02/07/11
09/19/12
11/05/12
03/28/13
05/22/13
05/22/13
09/04/13
01/02/14
01/02/14
01/02/14
01/02/14
01/02/14
01/02/14
01/02/14
01/02/14
01/02/14
01/03/15
01/03/16
08/31/16
01/03/17
01/03/17
01/03/17
01/03/17
01/03/17
01/03/17
01/03/17
01/03/17
01/03/17
Gregory Berk	05/29/07	—	150,000	(14)	—	6.56	05/29/17
Audrey Jakubowski	—	—	—		—	—	—
Michael Molkentin	11/04/03 03/04/05 03/09/06 03/15/07	100,000 17,188 26,250 8,016	— 7,812 33,750 34,734	(15) (16) (17)	— — — —	10.03 4.89 5.10 5.32	11/04/13 03/04/15 03/09/16 03/15/17

(1)
Options vested as of December 31, 2007.

(2)
Performance option vests upon European Approval of Orathecin.

(3)
Performance option vests upon European Approval of Decitabine.

(4)
Performance option vests upon the Company achieving annual gross sales of $30 million or more.

(5)
Performance option vests upon the acquisition from a third party of at least one Phase II or more advanced stage compound.

(6)
Performance option vests upon completion of Phase III of a compound acquired during Dr. Manuso's tenure as the Company's Chief Executive Officer during the term of his employment agreement.

(7)
Performance option vests upon FDA approval of a compound acquired by the Company during the term of Dr. Manuso's employment agreement.

(8)
Performance option vests upon the filing of the second IND of a drug derived from the Montigen acquisition.

(9)
Performance option vests upon the filing of the third IND of a drug derived from the Montigen acquisition.

(10)
Performance option vests upon the acquisition of a corporate partner or licensee for one or more of the drugs in the SuperGen portfolio, providing the value of any such deal is projected to exceed $10 million in combined up-front payments, R&D payments, milestones and royalties to SuperGen throughout its course.

(11)
Performance option vests upon the securing of a significant corporate partner for one or more of the Company's drugs or $25 million in additional financing.

(12)
Performance option vests upon the Company achieving a cash-flow positive second year of operations.

(13)
Performance option vests upon achievement of additional milestone(s) to be agreed upon with the Board of Directors, including, but not limited to, acquisition of a company or drug that is assessed to be value-enhancing by the Board.

(14)
Option vests as to 1/4th of the shares on May 29, 2008 and as to 1/48th of the shares on each one month anniversary thereafter.

(15)
Option vests as to 1/48th of the shares on April 4, 2005 and on each one month anniversary thereafter.

(16)
Option vests as to 1/48th of the shares on April 9, 2006 and on each one month anniversary thereafter.

(17)
Option vests as to 1/48th of the shares on April 15, 2007 and on each one month anniversary thereafter.

Option Exercises and Stock Vested

        The table below shows all stock options exercised and value realized upon exercise, and all stock awards vested and value realized upon vesting, by the Named Executive Officers during our fiscal year ended December 31, 2007.

Option Awards
Stock Awards
Number of shares acquired on exercise (#)
Name		Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
James S.J. Manuso	—	—	—	—
Gregory Berk	—	—	—	—
Audrey F. Jakubowski	9,700	21,922	—	—
Michael Molkentin	—	—	—	—

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities ("10% of Class Stockholders") to file with the SEC reports of ownership on Form 3 and reports on changes in ownership on Form 4 or Form 5. Such executive officers, directors and 10% of Class Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

        Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, for the fiscal year ended December 31, 2007, through the Record Date, its executive officers, directors and 10% of Class Stockholders complied with all applicable Section 16(a) filing requirements, except that director Allan R. Goldberg was late filing one Form 4 to report one transaction.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee of our Board of Directors serves as the representative of the Board of Directors for general oversight of SuperGen's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. SuperGen's management has primary responsibility for preparing SuperGen's financial statements and financial reporting process. SuperGen's independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing an opinion on the conformity of SuperGen's fiscal year 2007 audited financial statements to generally accepted accounting principles. In this context, the Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed the audited financial statements with SuperGen's management.

  2.
  The Audit Committee has discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented.

  3.
  The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with them their independence.

  4.
  Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the SEC. Such Form 10-K was filed with the SEC on March 17, 2008.

        The Board of Directors has adopted and restated a written charter for the Audit Committee as of March 15, 2007, which is available on our website at www.supergen.com. Each of the members of the Audit Committee is independent as defined under the listing standards of the National Association of Securities Dealers.

AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Charles J. Casamento, Chairman
Thomas V. Girardi
Walter J. Lack

OTHER MATTERS

        As of the date hereof, the Board is not aware of any other matters to be submitted at the annual meeting. No proposals were received from stockholders prior to the applicable deadlines. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board may recommend.

        It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

INCORPORATION BY REFERENCE

        Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, the section of this Proxy Statement entitled "Report of the Audit Committee of the Board of Directors" and "Compensation Committee Report" shall not be deemed "filed" with the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, unless specifically otherwise provided in any such filings.

                      THE BOARD OF DIRECTORS

Dublin, California
April 29, 2008

Whether or not you plan to attend the annual meeting, please complete, sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope. You may revoke your proxy at any time prior to the annual meeting. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.
Thank you for your attention to this matter. Your prompt response will greatly facilitate arrangements for the annual meeting.

Appendix A

SUPERGEN, INC.

2003 STOCK PLAN

(as amended June , 2008)

1.    Purposes of the Plan.    The purposes of this 2003 Stock Plan are:

•
to attract and retain the best available personnel for positions of substantial responsibility,

•
to provide additional incentive to Employees, Directors and Consultants, and

•
to promote the success of the Company's business.

        Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Appreciation Rights, Restricted Stock Units or Stock Purchase Rights may also be granted under the Plan.

2.    Definitions.    As used herein, the following definitions shall apply:

          (a)   "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b)   "Annual Revenue" means the Company's or a business unit's net sales for the Fiscal Year, determined in accordance with generally accepted accounting principles.

          (c)   "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

          (d)   "Award" means, individually or collectively, a grant under the Plan of Options, Stock Purchase Rights, Restricted Stock Units or Stock Appreciation Rights.

          (e)   "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

          (f)    "Awarded Stock" means the Common Stock subject to an Award.

          (g)   "Board" means the Board of Directors of the Company.

          (h)   "Change in Control" means the occurrence of any of the following events:

      (i)
      Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

      (ii)
      The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

      (iii)
      A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

      (iv)
      The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

          (i)    "Code" means the Internal Revenue Code of 1986, as amended.

          (j)    "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (k)   "Common Stock" means the common stock of the Company.

          (l)    "Company" means SuperGen, Inc., a Delaware corporation.

          (m)  "Consultant" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (n)   "Director" means a member of the Board.

          (o)   "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (p)   "Earnings Per Share" means as to any Fiscal Year, the Company's or a business unit's Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

          (q)   "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (r)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (s)   "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

      (i)
      If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported)

        as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

      (ii)
      If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

      (iii)
      In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (t)    "Fiscal Year" means a fiscal year of the Company.

          (u)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (v)   "Net Income" means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles.

          (w)  "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (x)   "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (y)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (z)   "Option" means a stock option granted pursuant to the Plan.

          (aa) "Option Agreement" means an agreement between the Company and an Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (bb) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (cc) "Participant" means the holder of an outstanding Award granted under the Plan.

          (dd) "Performance Goals" means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue, (b) Cash Position, (c) Earnings Per Share, (d) Net Income, (e) Operating Cash Flow, (f) Operating Income, (g) Return on Assets, (h) Return on Equity, (i) Return on Sales, and (j) Total Stockholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. The Administrator shall appropriately adjust any evaluation of performance under a Performance Goal to exclude (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial conditions and results of operations appearing in the Company's annual report to stockholders for the applicable year, or (ii) the effect of any changes in accounting principles affecting the Company's or a business units' reported results.

          (ee) "Plan" means this 2003 Stock Plan.

          (ff)  "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 12 of the Plan.

          (gg) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Participant evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (hh) "Return on Assets" means the percentage equal to the Company's or a business unit's Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

          (ii)   "Return on Equity" means the percentage equal to the Company's Net Income divided by average stockholder's equity, determined in accordance with generally accepted accounting principles.

          (jj)   "Return on Sales" means the percentage equal to the Company's or a business unit's Operating Income before incentive compensation, divided by the Company's or the business unit's, as applicable, revenue, determined in accordance with generally accepted accounting principles.

          (kk) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (ll)   "Section 16(b) " means Section 16(b) of the Exchange Act.

          (mm)  "Service Provider" means an Employee, Director or Consultant.

          (nn) "Share" means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.

          (oo) "Stock Appreciation Right" or "SAR" means an Award granted pursuant to Section 13 hereof.

          (pp) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 12 of the Plan, as evidenced by a Notice of Grant.

          (qq) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (rr)  "Total Stockholder Return" means the total return (change in share price plus reinvestment of any dividends) of a Share.

3.    Stock Subject to the Plan.    Subject to the provisions of Section 16 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 7,500,000 Shares plus (a) any Shares which have been reserved but not issued under the Company's 1993 Stock Option Plan (the "1993 Plan") as of the expiration of the 1993 Plan on December 3, 2003 and (b) following the expiration of the 1993 Plan, any Shares which would otherwise have been returned to the 1993 Plan as a result of termination of options or repurchase of Shares issued under the 1993 Plan. The Shares may be authorized, but unissued, or reacquired Common Stock.

        Any Shares subject to Awards shall be counted against the numerical limits of this Section 3 as one Share for every Share subject thereto. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to an SAR shall cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if Shares of Restricted Stock or Restricted Stock Units are repurchased by the Company at their original purchase price or are forfeited to the Company, such Shares shall become available for future grant under the Plan. Shares used to pay the exercise price of an Option shall become available for future grant or sale under the Plan. Shares used to satisfy tax withholding obligations shall become available for future grant or sale under the Plan.

4.    Administration of the Plan.

          (a)   Procedure.

      (i)
      Multiple Administrative Bodies.    Different Committees with respect to different groups of Service Providers may administer the Plan.

      (ii)
      Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

      (iii)
      Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

      (iv)
      Other Administration.    Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b)   Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

      (i)
      to determine the Fair Market Value;

      (ii)
      to select the Service Providers to whom Awards may be granted hereunder;

      (iii)
      to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

      (iv)
      to approve forms of agreement for use under the Plan;

      (v)
      to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options, Stock Purchase Rights or Stock Appreciation Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

      (vi)
      to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

      (vii)
      to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

      (viii)
      to modify or amend each Award (subject to Section 18(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options and SARs longer than is otherwise provided for in the Plan;

      (ix)
      to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise or vesting of an Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld (but no more). The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

      (x)
      to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

      (xi)
      to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)   Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

5.    Eligibility.    Awards may be granted to Service Providers; provided, however, that Incentive Stock Options may be granted only to Employees.

6.    Limitations.

          (a)   Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

      (i)
      Neither the Plan nor any Award shall confer upon an Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause.

7.    Code Section 162(m) Provisions.

          (a)   Option and SAR Annual Share Limit.    No Participant shall be granted, in any Fiscal Year, Options and Stock Appreciation Rights to purchase more than 1,000,000 Shares; provided, however, that such limit shall be 2,000,000 Shares in connection with the Participant's initial service.

          (b)   Restricted Stock, Restricted Stock Units and Performance Share Annual Limit. No Participant shall be granted, in any Fiscal Year, more than 500,000 Shares of Restricted Stock, subject to Stock Purchase Rights or Restricted Stock Units; provided, however, that such limit shall be 1,000,000 Shares in connection with the Participant's initial service.

          (c)   Section 162(m) Performance Restrictions.    For purposes of qualifying grants of Restricted Stock subject to Stock Purchase Rights or Restricted Stock Units as "performance-based compensation" under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock subject to Stock Purchase Rights or Restricted Stock Units to qualify as "performance-based compensation" under Section 162(m) of the Code. In granting Restricted Stock subject to Stock Purchase Rights or Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

          (d)   Changes in Capitalization.    The numerical limitations in Sections 7(a) and (b) shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 16(a).

8.    Term of Plan.    Subject to Section 22 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 18 of the Plan.

9.    Term of Option.    The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

10.    Option Exercise Price and Consideration.

          (a)   Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

      (i)
      In the case of an Incentive Stock Option

                (1)   granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                (2)   granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

      (ii)
      In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (b)   Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (c)   No Repricing.    The exercise price for an Option may not be reduced without the consent of the Company's stockholders. This shall include, without limitation, a repricing of the Option as well as an Option exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, SAR or other Award.

          (d)   Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

          (e)   Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

      (i)
      cash;

      (ii)
      check;

      (iii)
      promissory note;

      (iv)
      other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Participant for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

      (v)
      consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

      (vi)
      a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

      (vii)
      any combination of the foregoing methods of payment; or

      (viii)
      such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

11.    Exercise of Option.

          (a)   Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the

Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan.

        Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)   Termination of Relationship as a Service Provider.    If an Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c)   Disability of Participant.    If an Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)   Death of Participant.    If an Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Participant's death. If, at the time of death, Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

12.    Stock Purchase Rights.

          (a)   Rights to Purchase.    Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b)   Repurchase Option.    Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c)   Other Provisions.    The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)   Rights as a Stockholder.    Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 16 of the Plan.

13.    Stock Appreciation Rights.

          (a)   Grant of SARs.    Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. Subject to the provisions of Section 7(a), the Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

          (b)   Exercise Price and other Terms.    The per share exercise price for the Shares to be issued pursuant to exercise of an SAR shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per share on the date of grant. Otherwise, subject to Section 7(a) of the Plan, the Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant.

          (c)   No Repricing.    The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company's stockholders. This shall include, without limitation, a repricing of the SAR as well as an SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR or other Award.

          (d)   Payment of SAR Amount.    Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

      (i)
      The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

      (ii)
      The number of Shares with respect to which the SAR is exercised.

          (e)   Payment upon Exercise of SAR.    Payment for a SAR shall only be made in Shares.

          (f)    SAR Agreement.    Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, whether it may be settled in cash, Shares or a combination thereof, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

          (g)   Expiration of SARs.    A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

          (h)   Termination of Relationship as a Service Provider.    If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability termination, the Participant may exercise his or her SAR within such period of time as is specified in the SAR Agreement to the extent that the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for three months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified by the Administrator, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

          (i)    Disability.    If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her SAR within such period of time as is specified in the SAR Agreement to the extent the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for twelve (12) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

          (j)    Death of Participant.    If a Participant dies while a Service Provider, the SAR may be exercised following the Participant's death within such period of time as is specified in the SAR Agreement (but in no event may the SAR be exercised later than the expiration of the term of such SAR as set forth in the SAR Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such SAR may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the SAR is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for twelve (12) months following Participant's death. If the SAR is not so exercised within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

14.    Restricted Stock Units.

          (a)   Grant.    Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Subject to Section 7(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock Unit award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued service but may include a performance-based component, upon which is conditioned the grant or vesting of Restricted Stock Units. Restricted Stock Units shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire Shares.

          (b)   Vesting Criteria and Other Terms.    The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

          (c)   Earning Restricted Stock Units.    Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as specified in the Restricted Stock Unit Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

          (d)   Form and Timing of Payment.    Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Restricted Stock Unit Award Agreement. The Administrator shall pay earned Restricted Stock Units in Shares.

          (e)   Cancellation.    On the date set forth in the Restricted Stock Unit Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

15.    Non-Transferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an Award transferable, it may only be transferable for no consideration to transferees permitted pursuant to the Securities & Exchange Commission's General Instructions to the Form S-8 Registration Statement and such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

16.    Adjustments Upon Changes in Capitalization, Merger or Change in Control.

          (a)   Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award and the 162(m) fiscal year share issuance limits under Sections 7(a) and (b) hereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

          (b)   Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options and SARs) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

          (c)   Merger or Change in Control.

      (i)
      Stock Options, Stock Purchase Rights and SARs.    In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option, Stock Purchase Right and SAR shall be assumed or an equivalent option, right or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, Stock Purchase Right or SAR, the Participant shall fully vest in and have the right to exercise the Option, Stock Purchase Right or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option, Stock Purchase Right or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change of Control, the Administrator shall notify the Participant in writing or electronically that the Option, Stock Purchase Right or SAR shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option, Stock Purchase Right or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option, Stock Purchase Right or SAR shall be considered assumed if, following the merger or Change of Control, the option, right or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option, Stock Purchase Right or SAR immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, Stock Purchase Right or SAR, for each Share of Awarded Stock subject to the Option, Stock Purchase Right or SAR, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

      (ii)
      Restricted Stock and Restricted Stock Units.    In the event of a Change of Control, each outstanding Restricted Stock and Restricted Stock Unit award shall be assumed or an equivalent Restricted Stock or Restricted Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Restricted Stock or Restricted Stock Unit award, the Participant shall fully vest in the Restricted Stock or Restricted Stock Unit award including as to Shares which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, or Restricted Stock Units award shall be considered assumed if, following the Change of Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

17.    Date of Grant.    The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

18.    Amendment and Termination of the Plan.

          (a)   Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

          (b)   Stockholder Approval.    The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)   Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19.    Conditions Upon Issuance of Shares.

          (a)   Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or with respect to Performance Units, the cash equivalent thereof) shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)   Investment Representations.    As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22.    Stockholder Approval.    The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

Appendix B

SUPERGEN, INC.

2008 EMPLOYEE STOCK PURCHASE PLAN

        1.    Purpose.    The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the Company's intention to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, will be construed so as to extend and limit Plan participation in a manner consistent with the requirements of Section 423 of the Code.

        2.    Definitions

        (a)   "Administrator" means the Board or any committee appointed by the Board.

        (b)   "Board" means the Board of Directors of the Company.

        (c)   "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

        (d)   "Common Stock" means the common stock of the Company.

        (e)   "Company" means SuperGen, Inc., a Delaware corporation, and any Designated Subsidiary of the Company.

        (f)    "Compensation" means all base straight time gross earnings, bonuses and commissions, exclusive of payments for overtime, shift premium and other compensation.

        (g)   "Designated Subsidiary" means any Subsidiary which has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.

        (h)   "Employee" means any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

        (i)    "Enrollment Date" means the first day of each Offering Period.

        (j)    "Exercise Date" means the last Trading Day of each Offering Period.

        (k)   "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          (i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii)   If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (iii)  In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.

        (l)    "Offering Period" means a period of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 15 and terminating on the last Trading Day in the period ending the following November 14, or commencing on the first Trading Day on or after November 15 and terminating on the last Trading Day in the period ending the following May 14. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

        (m)  "Plan" means this SuperGen, Inc. 2008 Employee Stock Purchase Plan.

        (n)   "Purchase Price" means an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

        (o)   "Reserves" means the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

        (p)   "Subsidiary" means a corporation, domestic or foreign, of which not less than fifty percent (50%) of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

        (q)   "Trading Day" means a day on which the national stock exchanges and the Nasdaq System are open for trading.

        3.    Eligibility

        (a)   Any Employee who is employed by the Company on a given Enrollment Date will be eligible to participate in the Plan.

        (b)   Any provisions of the Plan to the contrary notwithstanding, no Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and any Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        4.    Offering Periods.    The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 15 and November 15 of each year, or on such other date as the Administrator will determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

        5.    Participation

        (a)   An eligible Employee may participate in the Plan by (i) completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date or (ii) following an electronic or other enrollment procedure prescribed by the Administrator.

        (b)   Payroll deductions for a participant will commence on the first payroll following the Enrollment Date and will end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

        6.    Payroll Deductions

        (a)   At the time a participant files his or her subscription agreement, he or she will elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding twenty percent (20%) of the Compensation which he or she receives on each pay day during the Offering Period.

        (b)   A participant may not make any additional payments into such account.

        (c)   A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may decrease the rate of his or her payroll deductions during the Offering Period by completing and submitting to the Company's payroll office a new subscription agreement authorizing a change in payroll deduction rate. The Administrator may, in its sole discretion, limit the number of participation rate changes during any Offering Period. The change in rate will be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

        (d)   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period.

        (e)   At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the Employee.

        7.    Grant of Option.    On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period will be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Employee be permitted to purchase during each Offering Period more than 1,500 shares (subject to any adjustment pursuant to Section 19 hereof), and provided further that such purchase will be subject to the limitations set forth in Sections 3(b) and 12 hereof. The Administrator may, for future Offering Periods, increase or decrease, in its sole discretion, the maximum number of shares of Common Stock that an Employee may purchase during each Offering Period. Exercise of the option will occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option will expire on the last day of the Offering Period.

        8.    Exercise of Option.    Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option will be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share will be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date will be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

        9.    Delivery.    As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each participant of the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion). No participant will have any voting, dividend or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the participant as provided in this Section 9.

        10.    Withdrawal

        (a)   A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) giving written notice to the Company's payroll office in the form of Exhibit B to this Plan or (ii) following an electronic or other withdrawal procedure prescribed by the Administrator. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

        (b)   A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

        11.    Termination of Employment.    Upon a participant's ceasing to be an Employee for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment will be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

        12.    Interest.    No interest will accrue on the payroll deductions of a participant in the Plan.

        13.    Stock

        (a)   The maximum number of shares of the Company's Common Stock which will be made available for sale under the Plan will be two hundred fifty thousand (250,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company will make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as is reasonably practicable and as it determines to be equitable.

        (b)   Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant will have only the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.

        (c)   Shares of Common Stock to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

        14.    Administration.    The Plan will be administered by the Board or a committee appointed by the Board. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

        15.    Designation of Beneficiary

        (a)   A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

        (b)   Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        16.    Transferability.    Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

        17.    Use of Funds.    All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions. Until shares of Common Stock are issued, participants will only have the rights of an unsecured creditor with respect to such shares.

        18.    Reports.    Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        19.    Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale

        (a)    Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase per Offering Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company will not be deemed to have been "effected without receipt of consideration." Such adjustment will be made by the Administrator, whose determination in that respect will be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or price of shares of Common Stock subject to an option.

        (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress will be shortened by setting a new Exercise Date (the "New Exercise Date"), and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company's proposed dissolution or liquidation. The Administrator will notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

        (c)    Merger or Asset Sale.    In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period then in progress will be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date will be before the date of the Company's proposed sale or merger. The Administrator will notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

        20.    Amendment or Termination

        (a)   The Administrator may at any time and for any reason terminate, suspend or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company will obtain stockholder approval in such a manner and to such a degree as required.

        (b)   Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected" as described in Section 20(a), the Administrator will be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

        In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

  amending the Plan to conform with the safe harbor definition under Statement of Financial Accounting Standards 123(R), including with respect to an Offering Period underway at the time;

  altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

  shortening any Offering Period by setting a New Exercise Date, including an Offering Period underway at the time of the Administrator action;

  reducing the maximum percentage of Compensation a participant may elect to set aside as payroll deductions; and

  reducing the maximum number of Shares a participant may purchase during any Offering Period.

Such modifications or amendments will not require stockholder approval or the consent of any Plan participants.

        21.    Notices.    All notices or other communications by a participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        22.    Conditions Upon Issuance of Shares.    Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        23.    Term of Plan.    The Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It will continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

        24.    Stockholder Approval.    The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under applicable laws.

EXHIBIT A

SUPERGEN, INC.

2008 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Name:

Original Application (Complete Line 2)	Enrollment Date:
Change in Payroll Deduction Rate (Complete Line 3)
Change of Beneficiary(ies)
1.
                                     hereby elects to participate in the SuperGen, Inc. 2008 Employee Stock Purchase Plan (the "Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

2.
I hereby authorize payroll deductions from each paycheck in the amount of $                                     or                         % of my Compensation on each payday (from 1% to 20%) during the Offering Period in accordance with the Plan.

3.
I hereby authorize a change in payroll deductions from each paycheck to the amount of $                         or                         % of my Compensation on each payday (from 0% to 20%) during the Offering Period in accordance with the Plan.

4.
I understand that said payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

5.
I have received a copy of the complete Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Plan.

6.
Shares purchased for me under the Plan should be issued in the name(s) of (Employee or Employee and Spouse only):                                     .

7.
I understand that if I dispose of any shares received by me pursuant to the Plan within two (2) years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within thirty (30) days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the two (2)-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (ii) fifteen percent (15%) of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

8.
I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

9.
In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Plan:

NAME: (Please print)
	(First)	(Middle)	(Last)

Relationship
(Address)
Employee's Social Security Number:
Employee's Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT WILL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:	Signature of Employee
Spouse's Signature (If beneficiary other than spouse)

EXHIBIT B

SUPERGEN, INC.
2008 EMPLOYEE STOCK PURCHASE PLAN
NOTICE OF WITHDRAWAL

        The undersigned participant in the Offering Period of the SuperGen, Inc. 2008 Employee Stock Purchase Plan which began on                          20     (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Signature:

Date:

SUPERGEN, INC.

2008 Annual Meeting of Stockholders
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of SuperGen, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 29, 2008, and hereby appoints James S.J. Manuso and Michael Molkentin, and each of them individually, its proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of SuperGen, Inc. to be held on June 12, 2008, at 2:00 p.m. local time, at 4140 Dublin Boulevard, Dublin, California 94568, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matter set forth on the reverse side and, in his discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS, “FOR” EACH PROPOSAL LISTED, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTINUED AND TO BE SIGNED ON THE OTHER SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your SuperGen account online.

Access your SuperGen stockholder account online via Investor ServiceDirect®(ISD).

BNY Mellon Shareowner Services, Transfer Agent for SuperGen, Inc., now makes it easy and convenient to get current information on your shareholder account.

•	View account status
•	Make address changes
•	View certificate history
•	Establish/change your PIN
•	Enroll for electronic delivery of annual reports, proxy statements, and other stockholder communications.

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

Investor ServiceDirect® is a registered trademark of BNY Mellon Shareowner Services

Mark here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

WITHHELD
			FOR ALL	FOR ALL
			NOMINEES	NOMINEES
1.	ELECTION OF DIRECTORS.		☐	☐
Nominees:
01 James S.J. Manuso,
02 Charles J. Casamento,
03 Thomas V. Girardi,
04 Allan R. Goldberg,
05 Walter J. Lack,
06 Michael D. Young

Withheld for nominees listed below (Write nominee’s name in space provided below):

		FOR	AGAINST	ABSTAIN
2.	PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.	☐	☐	☐

3.	PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S 2003 STOCK PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE.	☐	☐	☐

4.	PROPOSAL TO APPROVE THE ADOPTION OF THE 2008 EMPLOYEE STOCK PURCHASE PLAN.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof, including any postponement or adjournment of a meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS, “FOR” EACH PROPOSAL LISTED, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature(s)	Dated	, 2008

This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

FOLD AND DETACH HERE

You can view the SuperGen, Inc. 2007 Annual Report, the 12/31/07 Form 10-K, and the Proxy Statement on the internet at www.supergen.com/financialinfo2007

QuickLinks

SUPERGEN, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2008
SUPERGEN, INC.
PROXY STATEMENT FOR 2008 ANNUAL MEETING OF STOCKHOLDERS
PROCEDURAL MATTERS
CORPORATE GOVERNANCE AND OTHER MATTERS
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL THREE APPROVAL OF AMENDMENT TO THE 2003 STOCK PLAN
PROPOSAL FOUR APPROVAL OF THE ADOPTION OF 2008 EMPLOYEE STOCK PURCHASE PLAN
SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN TRANSACTIONS
EXECUTIVE COMPENSATION Compensation Discussion and Analysis
2007 Potential Payments Upon Termination Table
Compensation Committee Report
2007 Summary Compensation Table
Grants of Plan-Based Awards in 2007
Outstanding Equity Awards at 2007 Fiscal Year-End
Option Exercises and Stock Vested
OTHER INFORMATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OTHER MATTERS
INCORPORATION BY REFERENCE
  Appendix A
SUPERGEN, INC. 2003 STOCK PLAN (as amended June , 2008)
  Appendix B
SUPERGEN, INC. 2008 EMPLOYEE STOCK PURCHASE PLAN
EXHIBIT A SUPERGEN, INC. 2008 EMPLOYEE STOCK PURCHASE PLAN SUBSCRIPTION AGREEMENT
EXHIBIT B SUPERGEN, INC. 2008 EMPLOYEE STOCK PURCHASE PLAN NOTICE OF WITHDRAWAL